UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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iGate Corporation

(Name of Registrant as Specified In Its Charter)

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iGATE CORPORATION

1000 Commerce Drive

Pittsburgh, Pennsylvania 15275

Telephone: (412) 506-1131

April 25, 2006

Dear iGATE Corporation Shareholder:

You are cordially invited to attend our 2006 Annual Meeting of Shareholders to be held at the Four Points Sheraton Hotel, Pittsburgh Airport, One Industry Lane, Pittsburgh, Pennsylvania on Thursday, May 25, 2006, at 8:30 a.m.

The Annual Meeting will commence with voting on the matters as described in the accompanying Notice of Annual Meeting and Proxy Statement followed by a report on Company operations and subsequent discussion.

Please read the accompanying Notice of Annual Meeting and Proxy Statement carefully. Whether or not you plan to attend, you can ensure that your shares are represented at the Annual Meeting by promptly completing, signing, dating and returning the enclosed proxy card in the envelope provided.

Sincerely,

/s/ Sunil Wadhwani
Sunil Wadhwani Co-Chairman of the Board and Chief Executive Officer

iGATE CORPORATION

1000 Commerce Drive

Pittsburgh, Pennsylvania 15275

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held on May 25, 2006

The Annual Meeting of Shareholders of iGATE Corporation (the “Company”) will be held at the Four Points Sheraton Hotel, Pittsburgh Airport, One Industry Lane, Pittsburgh, Pennsylvania on Thursday, May 25, 2006, at 8:30 a.m., to consider and act upon the following matters:

1.	The election of two (2) Class A directors;

2.	The approval of the 2006 iGate Corporation Stock Incentive Plan; and

3.	The transaction of such other business as may properly come before the meeting and any adjournment or postponement thereof.

The Board of Directors has established the close of business on March 31, 2006, as the record date for the determination of the shareholders entitled to notice of and to vote at the Annual Meeting.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE TO ASSURE REPRESENTATION OF YOUR SHARES AT THE MEETING. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.

By Order of the Board of Directors

/s/ Michael J. Zugay
Michael J. Zugay Senior Vice President, Chief Financial Officer and Corporate Secretary

Pittsburgh, PA

April 25, 2006

iGATE CORPORATION

1000 Commerce Drive

Pittsburgh, Pennsylvania 15275

PROXY STATEMENT FOR ANNUAL MEETING

OF SHAREHOLDERS

To Be Held on May 25, 2006

This Proxy Statement is being furnished to the shareholders of iGATE Corporation, a Pennsylvania corporation (“iGATE” or the “Company”), in connection with the solicitation by the Board of Directors of the Company (the “Board of Directors” or the “Board”) of proxies to be voted at the Annual Meeting of Shareholders (the “Annual Meeting”) scheduled to be held on Thursday, May 25, 2006 at 8:30 a.m., at the Four Points Sheraton Hotel, Pittsburgh Airport, One Industry Lane, Pittsburgh, Pennsylvania, or at any adjournment or postponement thereof. This Proxy Statement is being mailed to shareholders on or about April 30, 2006.

PURPOSE OF THE MEETING

The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice of Annual Meeting of Shareholders. The proposals are described in more detail in this Proxy Statement.

VOTING RIGHTS AND SOLICITATION

VOTING

Only holders of record of iGATE Common Stock, par value $.01 per share (the “Common Stock”), as of the close of business on March 31, 2006 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. On the Record Date, there were 52,926,542 shares of Common Stock outstanding.

The presence in person or by proxy of the shareholders entitled to cast at least a majority of all the votes that are entitled to be cast at the meeting is required to constitute a quorum for the transaction of business at the Annual Meeting. The holders of Common Stock have one vote for each share held by them as of the Record Date. Shareholders may not cumulate votes in the election of directors.

PROXIES

All shares of Common Stock represented by proxies that are properly signed, completed and returned to the Secretary of the Company at or prior to the Annual Meeting will be voted as specified in the proxy. If a proxy is signed and returned but does not provide instructions as to the shareholder’s vote, the shares will be voted FOR the election of the Board’s nominees to the Board of Directors and FOR the approval of the 2006 iGate Corporation Stock Incentive Plan. We are not aware of any business for consideration at the Annual Meeting other than as described in the Proxy Statement; however, if matters are properly brought before the Annual Meeting or any adjournment or postponement thereof, then the persons appointed as proxies will have the discretion to vote or act thereon according to their best judgment. A shareholder giving a proxy has the power to revoke it any time prior to its exercise by delivering to the Secretary of the Company a written revocation or a duly executed proxy bearing a later date (although no revocation shall be effective until notice thereof has been given to the Secretary of the Company), or by attendance at the meeting and voting his or her shares in person.

Under Pennsylvania law, proxies marked ABSTAIN are not considered to be cast votes and thus, although they will count for purposes of determining whether there is a quorum and for purposes of determining the voting power and number of shares entitled to vote at the Annual Meeting, such abstentions will have no effect on the approval of any matter to come before the meeting. Broker non-votes will be counted for purposes of determining whether there is a quorum at the Annual Meeting, but will have no effect on the approval of any matter to come before the meeting.

SOLICITATION OF PROXIES

All costs of solicitation of proxies will be borne by the Company. In addition to solicitations by mail, the Company’s directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, telegraph and personal interviews. Copies of solicitation material will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners and the Company will reimburse them for reasonable out-of-pocket expenses in connection with the distribution of proxy solicitation material.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

GENERAL

The Company’s Second Amended and Restated Articles of Incorporation currently provide that the number of directors constituting the entire Board shall be no less than three (3) and no more than nine (9). The Company’s Board of Directors is divided into three (3) classes, with each class to be as nearly equal in number as possible and the classes to be elected for staggered terms of three (3) years as follows: two (2) Class A directors whose terms expire in 2006; three (3) Class B directors whose terms expire in 2007; and two (2) Class C directors whose terms expire in 2008. Therefore, two (2) directors are being elected to Class A at the Annual Meeting for a three-year term expiring in the year 2009.

The names of the persons nominated for Class A directors are Michel Berty and J. Gordon Garrett, both who presently serve as Class A directors. The persons appointed as proxies intend to vote the shares represented by them at the Annual Meeting for the election of Mr. Berty and Mr. Garrett as Class A directors. The Board of Directors knows of no reason why Mr. Berty and Mr. Garrett would be unable to serve as Class A directors. If, at the time of the Annual Meeting, either Messrs. Berty and Garrett is unable or unwilling to serve as a Class A director, the persons named as proxies intend to vote for such substitute as may be nominated by the Board of Directors. All nominations were made by the Nominating and Corporate Governance Committee, as further described under the caption “Nominating and Corporate Governance Committee” below.

The following section captioned “Business Experience of Directors” sets forth certain information concerning the Board nominees for election to the Board of Directors at the Annual Meeting.

BUSINESS EXPERIENCE OF DIRECTORS

Nominees for Directors in Class A Whose Terms Expire in 2009

Michel Berty, age 66, was appointed as a director of the Company effective immediately after the Company’s initial public offering in December 1996, and was re-elected by the shareholders in 2003 to serve a three-year term expiring in 2006. Mr. Berty served in various executive and management positions with the Cap Gemini Group from 1972 through April 1997, most recently, from 1992 through April 1997, as Chairman and Chief Executive Officer of the American subsidiary of Cap Gemini. Mr. Berty is the President of MBY Consultant, an information technology and strategy consulting firm. He is also the President of PAC U.S., the American subsidiary of PAC, a foreign information technology strategy consulting firm.

J. Gordon Garrett, age 66, was appointed as a director of the Company effective immediately after the Company’s initial public offering in December 1996, and was re-elected by the shareholders in 2003 to serve a three-year term expiring in 2006. He is currently CEO of Interloci Network Management Inc., a position he has held since 2000. He was Senior Vice President of Ricoh Corp., Caldwell, New Jersey and Chief Executive Officer of Ricoh Canada, from 1995 to 2000. From 1991 to 1995, Mr. Garrett was Chairman of the Board, Chief Executive Officer and President of Information Systems Management (ISM) Corporation. He held the position of President of Gestetner USA from 1989 to 1991. Mr. Garrett was appointed as a director of iGATE Global Solutions Limited, the offshore subsidiary of the Company, effective October 2004.

Directors in Class B Whose Terms Expire in 2007

Ashok Trivedi, age 57, has served as Co-Chairman and President of the Company since October 1996, and as a director since 1988. He was re-elected by the shareholders in 2004 to serve a three-year term expiring in 2007. From 1988 through September 1996, Mr. Trivedi served as President of the Company and held other offices, including Secretary and Treasurer. From 1976 to 1988, he held various marketing and management positions with Unisys Corporation.

Edward Yourdon, age 62, was appointed as a director of the Company effective immediately after the Company’s initial public offering in December 1996, and was re-elected by the shareholders in 2004 to serve a three-year term expiring in 2007. Mr. Yourdon has served as a consultant to the information technology industry for the past thirty eight years, most currently focusing on the Internet, business re-engineering, object technology and the design of Internet/Intranet software applications. Mr. Yourdon was also a board member of iGATE Global Solutions Limited, the offshore subsidiary of the Company, from February 2000 to October 2004.

Phaneesh Murthy, age 42, was appointed as a director of the Company on March 7, 2006. He was named Chief Executive Officer of iGATE Global Solutions Limited in August 2003 and has served in this position since then. iGATE Global Solutions Limited is an India-based subsidiary of iGATE Corporation. Phaneesh Murthy also serves as a member of the board of directors of Slash Support, Inc. and Global Edge Software Pvt, Ltd. In January 2003, Mr. Murthy founded Quintant, an India-based business process outsourcing company that was acquired by iGATE Global Solutions Limited and iGATE Corporation in August 2003. Prior to that, from July 2002 to August 2003, he founded Primentor, a US-based consulting firm. From 1992 to 2002, Mr. Murthy held various positions at Infosys, including Head of Global Sales and Marketing in the United States from 1995 to 2002. Mr. Murthy is an MBA graduate of the Indian Institute of Management in Ahmedabad, India and received the equivalent of a BS degree from the Indian Institute of Technology in Chennai, India.

Directors in Class C Whose Terms Expire in 2008

Sunil Wadhwani, age 53, has served as Co-Chairman and Chief Executive Officer of the Company since October 1996, and as a director since 1986. He was re-elected by the shareholders in 2005 to serve a three-year term expiring in 2008. From 1986 through September 1996, Mr. Wadhwani served as Chairman of the Company and held several other offices, including Vice President, Secretary and Treasurer. From 1981 to 1986, Mr. Wadhwani served as President of Uro-Valve, Inc., a start-up manufacturer of specialized medical devices that he founded in 1981. Prior to 1981, Mr. Wadhwani worked as a management consultant assisting companies in strategic planning, operations, marketing and sales.

Goran Lindahl, age 61, was appointed as a director of the Company on March 7, 2006. He was the CEO and President of the global technology and engineering group ABB, headquartered in Zurich, Switzerland from January 1, 1997 to December 31, 2000, and spent more than thirty years in various positions within ABB. He earned a Masters Degree in electrical engineering from Chalmers University of Technology in Gothenburg, Sweden in 1971. Mr. Lindahl serves on the Boards of Directors of Sony Corporation and Sony Ericsson Mobile Company in addition to some private non public companies as well as some Advisory Boards.

VO TES REQUIRED

The Class A Directors will be elected by a plurality of the votes of shares present and entitled to vote. Accordingly, the nominees who receive the largest number of votes actually cast will be elected.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors unanimously recommends that the shareholders vote FOR the nominees named herein.

PROPOSAL NO. 2.

APPROVAL OF 2006 STOCK INCENTIVE PLAN

GENERAL

The Company’s 2006 Stock Incentive Plan (the “Plan”) will be adopted by the Company’s Board of Directors on May 25, 2006, contingent upon approval by the Company’s shareholders. If approved by the Company’s shareholders, the Plan will be available for awards to officers, employees, directors and consultants of the Company. The affirmative vote of the shareholders on or prior to May 25, 2006 is required for approval of the Plan.

A summary of the Plan is provided below, but the summary is qualified in its entirety by the full text of the Plan, which is set forth as Exhibit A to this Proxy Statement.

The Plan is substantially similar to the Company’s existing Second Amended and Restated Stock Incentive Plan, which expires by its terms on November 3, 2006. The primary revisions to the Second Amended and Restated Stock Incentive Plan were made to address changes in applicable law since its adoption and to provide for the award of “performance based” compensation.

The purposes of the Plan are to encourage and enable the officers, employees, directors and consultants of the Company and its subsidiaries to acquire a proprietary interest in the Company.

Directors, officers, employees and consultants of the Company or any subsidiary who are primarily responsible for the continued growth and development and future financial success of the business are eligible to receive awards under the Plan. It is expected that approximately 5,900 officers, employees and consultants, and 7 directors will be eligible to participate in the Plan.

The aggregate number of shares of the Company’s common stock which may be issued under the Plan is 14,702,793 shares, subject to proportionate adjustment in the event of stock splits and similar events. No awards may be granted under the Plan subsequent to May 24, 2016.

Administration

Except in the case of awards to directors, the Plan will be administered by a committee of the Board, consisting of not less than two (2) members of the Board. Each member of the committee must be an “outside director” as defined in Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) and a “non-employee director” as defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In the case of awards to directors, the Plan will be administered by the Board. As used in this proxy statement in describing the Plan, the term “Committee” is used to refer to the Board in the case of awards to directors, or the committee in the case of awards to employees and consultants.

The Committee has full authority, in its discretion, to interpret the Plan and to determine the persons who will receive awards and the number of shares to be covered by each award. In determining the eligibility of individuals, as well as in determining the number of shares to be covered by an award and the type of awards to be made to such individuals, the Committee will consider the position and responsibilities of the person being considered, the nature and value to the Company or subsidiary of his or her services, his or her present and/or potential contribution to the success of the Company or subsidiary and such other factors as the Committee may deem relevant.

The types of awards which the Committee has authority to grant are (1) stock options, (2) stock appreciation rights, (3) restricted stock, (4) performance share awards and (5) other stock awards. Each of these types of awards is described below.

Stock Options

The Plan provides for the grant of “incentive stock options” pursuant to Section 422 of the Code, or “nonstatutory stock options”, which are stock options that do not so qualify. Stock options may not be granted in tandem, and incentive stock options may only be granted to employees. The option price for each stock option may not be less than 100% of the fair market value of the Company’s common stock on the date the stock option is granted. The purchase price of a stock option may not be reduced after grant. Fair market value, for purposes of the Plan, is the reported closing price of the Company’s common stock as reported on the NASDAQ National Market System for the date as of which fair market value is to be determined. On April 24, 2006 the fair market value of a share of the Company’s common stock, as so computed, was $6.78.

A stock option becomes exercisable at such time or times and/or upon the occurrence of such event or events as the Committee may determine. No stock option may be exercised after the expiration of ten years from the date of grant. A stock option to the extent exercisable at any time may be exercised in whole or in part.

Unless the Committee, in its discretion, otherwise determines, the following provisions of this paragraph will apply in the event of an optionee-employee whose employment is terminated. If the employment of an optionee is terminated other than due to death, disability, retirement, or cause, as defined in the Plan, any then outstanding stock options held by the optionee will be exercisable by the optionee (but only to the extent exercisable immediately prior to the termination of employment) at any time prior to the expiration date of the stock option or within three months after termination of employment, whichever is the shorter period. If the employment of the optionee is terminated because the optionee dies, or is disabled or retires, as defined in the Plan, all outstanding stock options of the optionee will be exercisable (but only to the extent exercisable immediately prior to the termination of employment) at any time prior to the expiration date of the stock option or within one year after the date of termination of employment, whichever is the shorter period. If the employment of an optionee terminates for “cause,” as defined in the Plan, or the participant becomes employed by or associated with a “competing business,” as defined in the Plan, all outstanding stock options granted to the optionee will automatically terminate.

Unless the Committee, in its discretion, otherwise determines, the following provisions of this paragraph will apply in the event of an optionee who is a director whose services with the Company are terminated. If a director ceases to be a director of the Company for any reason other than removal for cause, death, or disability, any then outstanding stock option of the director will be exercisable (but only to the extent exercisable immediately prior to ceasing to be a director) at any time prior to the expiration date of the stock option or within three months after the date the director ceases service, whichever is the shorter period. If a director ceases to serve on the Board for disability, any then outstanding stock option of such director will be exercisable (but only to the extent exercisable immediately prior to ceasing to be a director) at any time prior to the expiration date of such stock option or within one year after the date of cessation of service, whichever is the shorter period. Following the death of an optionee during service as a director, any then outstanding stock options of the optionee at the time of death will be exercisable (but only to the extent exercisable immediately prior to the death of the optionee) by the person entitled to do so under the Will of the director, or, if the optionee shall fail to make testamentary disposition of the stock option or shall die intestate, by the legal representative of the optionee, at any time prior to the expiration date of the stock option or within one year after the date of death of the optionee, whichever is the shorter period. If a director is removed for cause, or becomes employed by or associated with, a competing business, as defined in the Plan, all outstanding options granted to the optionee will automatically terminate.

The option price for each stock option will be payable in full in cash at the time of exercise; however, in lieu of cash the holder of an option may, if authorized by the Committee, (i) pay the option price in whole or in part by delivering or certifying to the Company shares of the Company’s common stock having a fair market value on the date of exercise of the stock option equal to the option price for the shares being purchased, provided the shares were held for at least six months or (ii) elect to have shares otherwise issuable upon exercise of the option withheld to pay the option exercise price. The Committee may also authorize the grant of “stock retention options”, which are nonstatutory stock options granted automatically upon a participant’s exercise of a stock option by use of previously owned shares. Stock retention options will have an exercise price equal to the current Fair Market Value and will be exercisable for up to the number of previously owned shares delivered in payment of the exercise price of the prior stock option.

For incentive stock options, the aggregate fair market value (determined on the date of grant) of the shares with respect to which incentive stock options are exercisable for the first time by an employee during any calendar year under all plans of the corporation employing such employee, any parent or subsidiary corporation of such corporation and any predecessor corporation of any such corporation shall not exceed $100,000. The Committee may, in its discretion, authorize the acceleration of the exercise date of one or more incentive stock options even if such acceleration would violate the $100,000 limitation and even if such incentive stock options would as a result be converted in whole or in part into nonstatutory stock options.

No stock option granted under the Plan is transferable other than by Will or by the laws of descent and distribution, and a stock option may be exercised during an optionee’s lifetime only by the optionee.

Subject to the foregoing and the other provisions of the Plan, stock options granted under the Plan may be exercised at such times and in such amounts and be subject to such restrictions and other terms and conditions, if any, as shall be determined, in its discretion, by the Committee.

Stock Appreciation Rights

The Committee may grant stock appreciation rights in conjunction with a stock option or on a stand-alone basis. Stock appreciation rights granted in conjunction with a stock option (“alternative stock appreciation rights”) entitle the person exercising them to surrender the related stock option or any portion thereof without exercising the stock option and to receive from the Company that number of shares of Company common stock with a fair market value, on the date of exercise of the stock appreciation right, equal to the excess of the fair market value of one share on such date over the fair market value per share on the grant date of the stock appreciation right, multiplied by the number of shares covered by the stock option, or portion thereof, which is surrendered.

Alternative stock appreciation rights are exercisable to the extent that the related stock option is exercisable and only by the same person who is entitled to exercise the related stock option. Alternative stock appreciation rights granted in conjunction with a stock option are not exercisable unless the then fair market value of the Company’s common stock exceeds the option price of the shares subject to the option.

Stand-alone stock appreciation rights entitle the person exercising them to receive from the Company that number of shares of Company common stock with a fair market value, on the date of exercise of the stock appreciation right, equal to the excess of the fair market value of one share on such date over the exercise price, which exercise price may not be less than 100% of the fair market value per share on the grant date, multiplied by the number of shares covered by the stock appreciation right.

The Committee may, in its discretion, determine that the Company’s obligation will be paid in shares of the Company common stock or cash, or partially in each.

Restricted Stock

Restricted stock awarded by the Committee will be subject to such restrictions (which may include restrictions on the right to transfer or encumber the shares while subject to restriction) as the Committee may impose and will be subject to forfeiture in whole or in part if certain events (which may, in the discretion of the

Committee, include termination of employment and/or performance-based events) specified by the Committee occur prior to the lapse of the restrictions. The restricted stock agreement between the Company and the awardee will set forth the number of shares of restricted stock awarded to the awardee, the restrictions imposed thereon, the duration of such restrictions, the events the occurrence of which would cause a forfeiture of the restricted stock in whole or in part and such other terms and conditions as the Committee in its discretion deems appropriate.

Following a restricted stock award and prior to the lapse or termination of the applicable restrictions, share certificates for the restricted stock will be held by the Company. Upon the lapse or termination of the restrictions (and not before), the share certificates will be delivered to the awardee. From the date a restricted stock award is effective, however, the awardee will be a shareholder with respect to the restricted stock and will have all the rights of a shareholder with respect to such shares, including the right to vote the shares and to receive all dividends and other distributions paid with respect to the shares, subject only to the restrictions imposed by the Committee.

Performance Share Awards

A performance share award granted by the Committee under the Plan shall represent a right to receive shares of common stock, based on the achievement, or the level of achievement, during a specified performance period of one or more performance goals established by the Committee at the time of the award.

At the time a performance share award is granted, the Committee shall set forth in writing (1) the performance goals applicable to the award and the performance period during which the achievement of the performance goals shall be measured, (2) the amount which may be earned by the participant based on the achievement, or the level of achievement, of the performance goals or the formula by which such amount shall be determined and (3) such other terms and conditions applicable to the award as the Committee may, in its discretion, determine. The terms so established by the Committee shall be objective such that a third party having knowledge of the relevant facts could determine whether or not any performance goal has been achieved, or the extent of such achievement, and the amount, if any, which has been earned by the participant based on such performance. The Committee may retain the discretion to reduce (but not to increase) the amount of a performance share award which will be earned based on the achievement of performance goals.

Performance goals shall mean one or more preestablished, objective measures of performance during a specified performance period, selected by the Committee in its discretion. Performance goals may be based on one or more of the following objective performance measures and expressed in either, or a combination of, absolute or relative values: earnings per share, earnings per share growth, net income, net income growth, revenue growth, revenues, expenses, return on equity, return on total capital, return on assets, earnings (including EBITDA and EBIT), cash flow, operating cash flow, share price, economic value added, gross margin, operating income, market share or total shareholder return. Performance goals based on such performance measures may be based either on the performance of the Company, a subsidiary or subsidiaries, any branch, department, business unit or other portion thereof under such measure for the performance period and/or upon a comparison of such performance with the performance of a peer group of corporations, prior performance periods or other measure selected or defined by the Committee at the time of making a performance award. The Committee may in its discretion also determine to use other objective performance measures as performance goals.

Following completion of the applicable performance period, and prior to any payment of a performance share award to the participant, the Committee shall determine in accordance with the terms of the performance share award and shall certify in writing whether the applicable performance goal or goals were achieved, or the level of such achievement, and the amount, if any, earned by the participant based upon such performance.

In any one calendar year during a particular performance period, the maximum amount which may be earned by any single participant under performance share awards granted under the Plan for that calendar year of the performance period shall be limited to 500,000 shares of common stock. In the case of multi-year performance periods, the amount which is earned in any one calendar year of the performance period is the amount paid for the performance period divided by the number of calendar years in the period. In applying this limit, the fair market value of any shares of common stock earned by a participant shall be measured as of the close of the applicable calendar year which ends the performance period, regardless of the fact that certification by the Committee and actual payment to the participant may occur in a subsequent calendar year or years.

Performance share awards granted by the Committee under the Plan are intended to qualify for the “performance based compensation” exception from the $1 million cap on deductibility of executive compensation imposed by Section 162(m) of the Code. Absent additional shareholder approval, no performance share award may be granted under the Plan subsequent to the Company’s annual meeting of shareholders in 2011.

Other Stock Awards

The Committee is authorized to grant or sell to eligible officers, employees, or consultants such other awards that are denominated or payable in, shares of the Company’s common stock. The Committee shall determine the terms and conditions of other stock awards. Any shares of common stock or securities delivered pursuant to a purchase right granted under the Plan shall be purchased for consideration, which shall not be less than the fair market value of such shares of common stock on the date of grant of the purchase right.

Additional Rights in Certain Events

The Plan provides for certain additional rights upon the occurrence of one or more events described in Section 15 of the Plan (“Change of Control”). Such an event is deemed to have occurred (1) when any person or group (other than the Company, a subsidiary or any employee benefit plan sponsored by the Company) acquires beneficial ownership of thirty percent (30%) or more of the voting power of the Company, (2) upon the election or removal of fifty percent (50%) or more of any class of the Company’s Board of Directors, or (3) when the shareholders of the Company approve a merger, consolidation, share exchange, division or sale or other disposition of assets of the Company as a result of which the shareholders of the Company immediately prior to the transaction will not own a majority of the voting power of the surviving or resulting corporation in substantially the same proportion as their ownership immediately prior to such transaction.

If a Change of Control occurs, all outstanding stock options, stock appreciation rights, performance share awards and shares of restricted stock are assumed by the acquiring company and converted into comparable grants of such company. However, if the acquiring company does not agree to assume such awards, the provisions of the following paragraph shall apply.

Subject to the provisions of Section 8 of the Plan limiting such rights in the case of incentive stock options, if the acquiring company does not agree to assume the awards, upon a Change of Control (1) all outstanding stock options and stock appreciation rights will become immediately and fully exercisable, (2) all restrictions applicable to shares of restricted stock awarded under the Plan will lapse, and (3) the Performance Period with respect to all performance share awards shall end and such awards shall become payable to the extent the Performance Goals were achieved. The Company may also determine, in its discretion, that in lieu of issuing replacement stock options and stock appreciation rights, the awards will be surrendered for a payment in cash or stock.

Possible Anti-Takeover Effect

The provisions of the Plan providing for the acceleration of the exercise date of stock options and stock appreciation rights, the lapse of restrictions applicable to shares of restricted stock and the termination of the Performance Period for Performance Share Awards may be considered as having an anti-takeover effect.

Miscellaneous

The maximum aggregate number of shares of the Company’s common stock which shall be available for the grant of stock options to any one individual under the Plan during any calendar year shall be limited to 500,000 shares. Also, the maximum aggregate number of shares of the Company’s common stock which shall be available for the grant of stock appreciation rights to any one individual under the Plan during any calendar year shall be limited to 500,000 shares. The Board may amend or terminate the Plan at any time, except that the Board may not terminate any outstanding award and except that no amendment may be made without the approval of the Company’s shareholders if (1) the effect of the amendment is to make any changes in the class of employees eligible to receive incentive stock options or increase the number of shares for which incentive stock options may be granted under the Plan or (2) if shareholder approval of the amendment is required by the rules of any stock exchange on which the common stock may then be listed or (3) for stock options, stock appreciation rights and performance awards granted under the Plan to qualify as “performance based compensation” as then defined in the regulations under Section 162(m) of the Code.

If an awardee engages in a business which is in competition with the Company or any of its subsidiaries, the Committee may immediately terminate all outstanding stock options of the awardee and declare forfeited all shares of restricted stock of the awardee as to which the restrictions have not yet lapsed.

NEW PLAN BENEFITS

The actual amount of awards to be received by or allocated to participants or groups under the Plan, other than non-employee directors, is not determinable in advance because the selection of participants other than non-employee directors who receive awards under the Plan, and the size and type of awards to such individuals and groups are generally determined by the Committee in its discretion.

As shown in the tables under “Executive Compensation” below, no awards were made under the Company’s Second Amended and Restated Stock Incentive Plan to the Company’s named executive officers for the last completed fiscal year ended December 31, 2005. The following table shows the awards granted under the Company’s Second Amended and Restated Stock Incentive Plan for the last completed fiscal year ended December 31, 2005 to the groups listed below:

Name and Position	Number of Options	Average Exercise Price
All current executive officers as a group	0	—
All current directors who are not executive officers, as a group	45,000	$4.11

All employees, including all current officers who are not executive officers, as a group	159,500	$3.94

FEDERAL INCOME TAX CONSEQUENCES

The following is a brief summary of the principal Federal income tax consequences of the grant and exercise of awards under present law.

Incentive Stock Options. An optionee will not recognize any taxable income for Federal income tax purposes upon receipt of an incentive stock option or, generally, at the time of exercise of an incentive stock option. The exercise of an incentive stock option generally will result in an increase in an optionee’s taxable income for alternative minimum tax purposes.

If an optionee exercises an incentive stock option and does not dispose of the shares received in a subsequent “disqualifying disposition” (generally, a sale, gift or other transfer within two years after the date of grant of the incentive stock option or within one year after the shares are transferred to the optionee), upon disposition of the shares any amount realized in excess of the optionee’s tax basis in the shares disposed of will be treated as a long-term capital gain, and any loss will be treated as a long-term capital loss. In the event of a “disqualifying disposition,” the difference between the fair market value of the shares received on the date of exercise and the option price (limited, in the case of a taxable sale or exchange, to the excess of the amount realized upon disposition over the optionee’s tax basis in the shares) will be treated as compensation received by the optionee in the year of disposition. Any additional gain will be taxable as a capital gain and any loss as a capital loss, which will be long-term or short-term depending on whether the shares were held for more than one year. Under proposed regulations, special rules apply in determining the compensation income recognized upon a disqualifying disposition if the option price of the incentive stock option is paid with shares of the Company’s common stock. If shares of the Company’s common stock received upon the prior exercise of an incentive stock option are transferred to the Company in payment of the option price of an incentive stock option within either of the periods referred to above, the transfer will be considered a “disqualifying disposition” of the shares transferred, but, under proposed regulations, only compensation income determined as stated above, and no capital gain or loss, will be recognized.

Neither the Company nor any of its subsidiaries will be entitled to a deduction with respect to shares received by an optionee upon exercise of an incentive stock option and not disposed of in a “disqualifying disposition.” Except as described in “Other Tax Matters” below, if an amount is treated as compensation received by an optionee because of a “disqualifying disposition,” the Company or one of its subsidiaries generally will be entitled to a corresponding deduction in the same amount for compensation paid.

Nonstatutory Stock Options. An optionee will not recognize any taxable income for Federal income tax purposes upon receipt of a nonstatutory stock option. Upon the exercise of a nonstatutory stock option the amount by which the fair market value of the shares received, determined as of the date of exercise, exceeds the option price will be treated as compensation received by the optionee in the year of exercise. If the option price of a nonstatutory stock option is paid in whole or in part with shares of the Company’s common stock, no income, gain or loss will be recognized by the optionee on the receipt of shares equal in value on the date of exercise to the shares delivered in payment of the option price. The fair market value of the remainder of the shares received upon exercise of the nonstatutory stock option, determined as of the date of exercise, less the amount of cash, if any, paid upon exercise will be treated as compensation income received by the optionee on the date of exercise of the stock option.

Except as described in “Other Tax Matters” below, the Company or one of its subsidiaries generally will be entitled to a deduction for compensation paid in the same amount treated as compensation received by the optionee.

Stock Appreciation Rights. An awardee will not recognize any taxable income for Federal income tax purposes upon receipt of stock appreciation rights. The value of any common stock or cash received in payment of stock appreciation rights will be treated as compensation received by the awardee in the year in which the awardee receives the common stock or cash. The Company generally will be entitled to a corresponding deduction in the same amount for compensation paid.

Restricted Stock. An awardee of restricted stock will not recognize any taxable income for Federal income tax purposes in the year of the award, provided the shares are subject to restrictions (that is, they are nontransferable and subject to a substantial risk of forfeiture). However, an awardee may elect under Section 83(b) of the Code to recognize compensation income in the year of the award in an amount equal to the fair market value of the shares on the date of the award, determined without regard to the restrictions. If the awardee does not make a Section 83(b) election, the fair market value of the shares on the date the restrictions lapse will be treated as compensation income to the awardee and will be taxable in the year the restrictions lapse. Except as described in “Other Tax Matters” below, the Company or one of its subsidiaries generally will be entitled to a deduction for compensation paid in the same amount treated as compensation income to the awardee.

Performance Share Awards. An awardee who receives a performance share award will not recognize any taxable income for Federal income tax purposes upon receipt of the award. Any shares of common stock received pursuant to the award will be treated as compensation income received by the awardee generally in the year in which the awardee receives shares of common stock. The Company generally will be entitled to a deduction for compensation paid in the same amount treated as compensation income to the awardee.

Other Tax Matters. The exercise by an awardee of a stock option or stock appreciation right, and the lapse of restrictions on shares of restricted stock following the occurrence of a Change of Control, in certain circumstances, may result in (i) a 20% Federal excise tax (in addition to Federal income tax) to the awardee on certain payments of the Company’s common stock or cash resulting from such exercise or, in the case of restricted stock, on all or a portion of the fair market value of the shares on the date the restrictions lapse and (ii) the loss of a compensation deduction which would otherwise be allowable to the Company or one of its subsidiaries as explained above. The Company and its subsidiaries may lose a compensation deduction, which would otherwise be allowable, for all or a part of compensation paid in the form of (i) restricted stock, (ii) performance awards based on performance criteria other than those specified in the Plan, or (iii) other stock awards, to any employee if, as of the close of the tax year, the employee is the Chief Executive Officer of the Company (or acts in that capacity) or is among the four highest compensated officers for that tax year (other than the Chief Executive Officer) for whom total compensation is required to be reported to shareholders under the Exchange Act, if the total compensation paid to such employee exceeds $1,000,000.

VOTES REQUIRED

The affirmative vote of at least a majority of the shares of common stock represented in person or by proxy at the annual meeting and entitled to vote on the proposal is required for the approval of adoption of the Plan. Since the aggregate number of shares voted “For,” “Against” or “Abstain” is counted in determining the minimum number of affirmative votes required for approval, an abstention has the legal effect as a vote “Against” the proposal. If a broker or similar nominee limits on the proxy card the number of shares voted on the proposal or indicates that the shares represented by a proxy card are not voted on the proposal, such “broker non-votes” will not be voted on the proposal and will not be counted in determining the number of affirmative votes required for approval.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors unanimously recommends that the shareholders vote FOR the approval of the Company’s 2006 Stock Incentive Plan.

BOARD COMMITTEES AND MEETINGS

During 2005, the Board of Directors met four (4) times. During this period, all of the directors attended or participated in more than 85% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by all committees of the Board of Directors on which each such director served. The Board also took action by unanimous written consent on three (3) occasions during the year. Effective May 28, 2003, the Board adopted a policy regarding Director attendance at Annual Meetings. This policy is available on the Company’s website at www.igatecorp.com under Investor Relations/Corporate Governance. Four (4) Directors then in office attended the 2005 Annual Meeting of Shareholders.

The Board of Directors has determined that all Directors, other than Messrs. Wadhwani, Trivedi and Murthy are independent under both the independence criteria for Directors established by NASDAQ and the independence criteria adopted by the Board of Directors. The independence criteria adopted by the Board of Directors are set forth in the Board’s Corporate Governance Guidelines, which are available on the Company’s website at www.igatecorp.com under Investor Relations/Corporate Governance.

The Company has three standing committees: an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. Each of these committees has a written charter approved by the Board of Directors. A copy of each charter can be found on the Company’s website at www.igatecorp.com under Investor Relations/Corporate Governance.

Audit Committee

The Board has an Audit Committee currently consisting of Messrs. Garrett, Berty and Yourdon and chaired by Mr. Garrett. All members of this committee are independent directors under the criteria adopted by the Board of Directors and under the definition in Rule 4200 of the Marketplace Rules of the National Association of Securities Dealers, Inc. The Board of Directors has determined that Mr. Garrett is an “audit committee financial expert” as defined in Item 401(h) of Regulation S-K. The Audit Committee’s duties include selecting the firm of independent accountants to audit the Company’s financial statements, reviewing the scope and results of the independent auditors’ activities and the fees proposed and charged therefor, reviewing the adequacy of internal controls, reviewing the scope and results of internal audit activities, and reporting the results of the committee’s activities to the full Board. The Audit Committee met fourteen (14) times during 2005 and all audit committee members attended at least 85% of these meetings.

Compensation Committee

The Board has a Compensation Committee, currently consisting of Messrs. Berty, Garrett and Yourdon and chaired by Mr. Berty. Each member of this Committee is an “independent director” under applicable NASDAQ listing standards, an “outside director” as defined in section 162(m) of the Internal Revenue Code and a “non-employee director” as defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended. The Compensation Committee is responsible for reviewing and approving matters involving the compensation of directors and executive officers of the Company, periodically reviewing management development plans, administering the incentive compensation plans and making recommendations to the full Board on these matters. The Compensation Committee met three (3) times in 2005 and all compensation committee members attended at least 85% of these meetings.

Nominating and Corporate Governance Committee

The Board has a Nominating and Corporate Governance Committee currently consisting of Messrs. Yourdon, Garrett and Berty, all of whom are independent directors under applicable NASDAQ listing standards, and chaired by Mr. Yourdon. The Nominating and Corporate Governance Committee is responsible for recommending to the full Board of Directors candidates for election to the Board of Directors and for overseeing and making recommendations to the Board of Directors on all corporate governance matters. The Nominating and Corporate Governance Committee will consider Director candidates proposed by shareholders. To recommend a prospective nominee for the Nomination and Corporate Governance Committee’s consideration, shareholders should submit the candidate’s name and qualifications to the Company’s Secretary in writing to the following address: iGATE Corporation, Attn: Corporate Secretary, 1000 Commerce Drive, Pittsburgh, Pennsylvania 15275. The Company’s Second Amended and Restated Articles of Incorporation (“Articles”) addresses the proper submission of a person to be nominated and sets forth the proper form for a notice of nomination. Please refer to the “2007 SHAREHOLDER PROPOSALS OR NOMINATIONS” section in this document, for a summary of the procedures to request a person(s) to be nominated for election as a director of the Company.

The Committee’s minimum qualifications and specific qualities and skills required for directors are set forth in Section III of the Company’s Nominating and Corporate Governance Committee Charter and Section 5 of the Corporate Governance Guidelines. The Committee will consider and evaluate candidates submitted by shareholders in accordance with the procedures set forth in the Company’s Nominating and Corporate Governance Committee Charter and Corporate Governance Guidelines the same as if such candidates were submitted by the Board of Directors. The Committee screens all potential candidates in the same manner regardless of the source of the recommendation. This assessment will include consideration of background, skill needs, diversity, personal characteristics and business experience. The Nominating Committee met three (3) times in 2005, and in March 2006, the Committee recommended to the Board of Directors the appointment of two (2) new directors, Mr. Phaneesh Murthy and Mr. Goran Lindahl. These appointments were accepted by the Board of Directors on March 7, 2006. Mr. Murthy was appointed as a Class B Director with a term expiring in 2007, and Mr. Lindahl was appointed as a Class C Director with a term expiring in 2008.

Corporate Governance Guidelines

The Board of Directors has adopted a set of Corporate Governance Guidelines, and the Nominating and Corporate Governance Committee is responsible for overseeing the Guidelines and reporting and making recommendations to the Board of Directors concerning corporate governance matters. The Guidelines are posted on the Company’s web site at www.igatecorp.com under the Investor Relations/Corporate Governance section. This web site also includes the Company’s Code of Conduct Policy, which was adopted by the Board of Directors. The Code of Conduct Policy is the Company’s code-of-ethics document for all employees and also applies to the independent directors with regard to their Company-related activities.

Communications from Shareholders to the Board of Directors

The Board of Directors recommends that shareholders initiate any communications with the Board of Directors by e-mail or in writing and send them in care of the Corporate Secretary. Shareholders can send communications by e-mail to corporatesecretary@igate.com directly to the Board of Directors, or by fax to (412) 291-1082 or by mail to Michael J. Zugay, Corporate Secretary, iGATE Corporation, 1000 Commerce Drive, Pittsburgh, Pennsylvania 15275. This centralized process will assist the Board of Directors in reviewing and responding to shareholder communications in an appropriate manner. The name of any specific intended Board of Directors recipient should be noted in the communication. The Board of Directors has instructed the Corporate Secretary to forward such correspondence only to the intended recipients; however, the Board of Directors has also instructed the Corporate Secretary, prior to forwarding any correspondence, to review such correspondence and, in his discretion, not to forward certain items if they are deemed of a commercial or frivolous nature or otherwise inappropriate for the Board of Directors’ consideration. In such cases, some of that correspondence may be forwarded elsewhere in the Company for review and possible response.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of the Company’s Common Stock as of March 31, 2006 of: (i) each person known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock; (ii) each named executive officer listed in the Summary Compensation Table below; and (ii) all directors and named executive officers of the Company as a group. As of March 31, 2006, there were 52,926,542 shares of Common Stock outstanding. Except as noted, all persons listed below have sole voting and investment power with respect to their shares of stock, subject to community property laws where applicable.

	Amount and Nature of Beneficial Ownership
Name of Beneficial Owner	Shares of Common Stock	Percentage of Common Stock Outstanding
Sunil Wadhwani (1)(2)	15,301,053	28.9%
Ashok Trivedi (2)(3)	15,301,053	28.9
Columbia Wanger Asset Management, L.P. (4)	6,190,700	11.7
Dimensional Fund Advisors Inc. (5)	2,670,557	5.0
Michel Berty (6)	70,000	*
J. Gordon Garrett (7)	80,000	*
Ed Yourdon (8)	75,000	*
Michael Zugay (9)	162,500	*
Steven Shangold (10)	354,996	*
Phaneesh Murthy (11)	189,163	*
All directors and executive officers as a group of 8 persons (12)	31,533,765	59.6%

*	Less than 1%
(1)	Includes 2,562,262 shares held by four family trusts, for which Mr. Wadhwani is a co-trustee with sole investment power and no voting power over such shares.
(2)	The address of Messrs. Wadhwani and Trivedi is c/o iGATE Corporation, 1000 Commerce Drive, Pittsburgh, Pennsylvania 15275.
(3)	Includes 2,339,922 shares held by two family trusts, for which Mr. Trivedi is a co-trustee with sole investment power and no voting power over such shares.
(4)	The address of Columbia Wanger Asset Management is 227 Monroe Street, Suite 3000, Chicago, IL 60606.
(5)	The address of Dimensional Fund Advisors Inc. is 1299 Ocean Avenue, 11th Floor, Santa Monica, CA 90401.
(6)	Includes 50,000 shares that may be acquired pursuant to exercise of options.
(7)	Represents shares that may be acquired pursuant to exercise of options. Mr. Garrett was also granted 5,000 stock options in iGATE Global Solutions Limited on April 13, 2005 at an exercise price of Rs. 248.25 or approximately $5.58. These shares vest over four years, with 31.25% vesting on the first year anniversary and approximately 5.72% vesting each subsequent quarter starting in July 2006.
(8)	Represents shares that may be acquired pursuant to exercise of options. Mr. Yourdon exercised and sold 5,000 stock options on March 16, 2006 at a value of $6.30 per share.
(9)	Represents shares that may be acquired within 60 days of March 31, 2006 pursuant to exercise of options.
(10)	Includes 80,000 restricted shares and 274,996 shares that may be acquired within 60 days of March 31, 2006 pursuant to exercise of options.
(11)	Mr. Murthy was granted 357,863 Restricted Shares of iGATE Corporation on August 25, 2004, of which 168,700 shares were sold in 2004. Mr. Murthy also received two option grants to purchase shares of iGATE Global Solutions Limited in 2003 and 2004. In August 2003, Mr. Murthy was granted options to purchase 271,000 shares of iGATE Global Solutions Limited at an exercise price of Rs. 116 or approximately $2.61. These shares vest over four years, with 25% vesting on the first year anniversary and approximately 6.25% vesting each quarter starting in November 2004. In January 2004, Mr. Murthy was granted 150,000 options to purchase shares of iGATE Global Solutions Limited at an exercise price of Rs. 312.6 or approximately $7.02. These shares vest over four years, with 25% vesting on the first year anniversary and 6.25% vesting each subsequent quarter starting in April 2005.
(12)	Includes 642,496 shares of Common Stock underlying options that are exercisable on or before March 31, 2006 or within 60 days after such date.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Company’s directors and executive officers, and persons who own more than 10 percent of a registered class of the Company’s equity securities, to file reports of ownership and change in ownership with the Securities and Exchange Commission and NASDAQ. Directors, executive officers and other 10 percent shareholders are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) reports that they file.

Based solely on its review of the copies of such reports and amendments thereto provided to the Company, and written representations and information provided to the Company by the reporting persons, the Company believes that during 2005, all such persons complied with the applicable filing requirements under Section 16(a).

EXECUTIVE OFFICERS

In addition to Messrs. Wadhwani, Trivedi and Murthy, whose positions and backgrounds are discussed above, the following persons currently serve as executive officers of the Company:

Michael Zugay, age 54, has been Senior Vice President, Chief Financial Officer and Corporate Secretary of the Company since April 2001. Mr. Zugay also served as Vice President-Corporate Development of the Company from February 1998 to April 2001. From March 1995 through January 1998, he served as the Company’s Chief Financial Officer. He was also the Company’s Corporate Secretary from March 1995 to April 2000. Before joining iGATE in March 1995, he served as President and CEO of Bliss-Salem, Inc., a provider of products to the steel industry. Prior to that, he served in various financial positions in the steel industry and spent 6 years in public accounting at KPMG. Mr. Zugay is a certified public accountant with 32 years of financial and operational experience. He earned a Bachelor’s degree in Business Management from Indiana University of Pennsylvania.

Steven Shangold, age 45, has been President of iGATE Mastech Inc., previously named Mastech Emplifi Inc., since April 6, 2000. iGATE Mastech Inc. is a wholly owned subsidiary of iGATE Corporation. Mr. Shangold served as Senior Vice President—U.S. Client Services of the Company from August 1998 to April 6, 2000. From September 1995 to July 1998, he served as the Company’s Vice President of U.S. Sales and Marketing. From February 1992 to September 1995, he served as the Company’s Sales Director—Commercial Division. Mr. Shangold earned a Bachelor’s degree in Management from Syracuse University and a Bachelor’s degree in Advertising from the S.I. Newhouse School.

The Company’s executive officers are appointed and serve at the discretion of the Board of Directors. Each executive officer is a full-time employee of the Company. There are no family relationships between any director or executive officer of the Company.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

The following table sets forth certain information with respect to the annual and long-term compensation of the Company’s Chief Executive Officer, the Company’s President and other individuals who were serving as executive officers of the Company as of December 31, 2005 (collectively, the “Named Executive Officers”). The information in this table is presented for the three years ended December 31, 2005, 2004 and 2003, respectively.

	Annual Compensation						Long-Term Compensation Awards			All Other Compensation ($)(6)
Name and Principal Position	Year	Salary ($)		Bonus ($)		Other Annual Compensation ($)(1)(2)(3)	Restricted Stock Awards ($)		Securities Underlying Options/SARs (#)
Sunil Wadhwani Co-Chairman and Chief Executive Officer	2005 2004 2003	250,000 250,000 250,000		— — —		17,574 17,574 17,574	— — —		— — —	— — —

Ashok Trivedi Co-Chairman and President	2005 2004 2003	250,000 250,000 250,000		— — —		— — 13,181	— — —		— — —	18,000 72,000 —

Michael Zugay Chief Financial Officer	2005 2004 2003	300,000 300,000 300,000		75,000 100,000 75,000		— — —	— — —		— — —	— — —

Steven Shangold President, iGATE Mastech, Inc.	2005 2004 2003	150,000 150,000 150,000		368,535 295,677 385,578		— 3,144,000 451,000	— 294,400 —		— 120,000 —	— — —

Phaneesh Murthy Chief Executive Officer, iGATE Global Solutions Ltd.	2005 2004 2003	400,000 300,000 106,154	(4)	150,000 58,750 36,112	(4)	17,439 16,209 5,858	— 1,044,960 —	(5)	— — —	— — —

(1)	In accordance with the rules of the Securities and Exchange Commission, other compensation in the form of perquisites and other personal benefits has been omitted when such perquisites and other personal benefits constituted less than 10% of the total annual salary and bonus for each of the named executive officers for such year.
(2)	During 2005, 2004 and 2003, the Company leased an automobile for Mr. Wadhwani. The incremental costs to the Company for the automobile leased for Mr. Wadhwani was $17,574 each year. From January through August 2003, the Company leased an automobile for Mr. Trivedi. The incremental cost to the Company in 2003 for the automobile leased for Mr. Trivedi was $13,181. During 2005 and 2004 and from September 2003 to December 2003, the Company leased an automobile for Mr. Phaneesh Murthy. The incremental costs to the Company in 2005, 2004 and 2003 for the automobile leased for Mr. Murthy were $17,439, $16,209 and $5,858, respectively.
(3)	In accordance with Mr. Shangold’s employment agreement with iGATE Mastech, Inc., Mr. Shangold was scheduled to receive certain special payments on a quarterly basis. The timing of these payments was dependent on continued employment through October 1, 2004. Since Mr. Shangold remained employed by iGATE Mastech, Inc. through October 1, 2004, the total amount of all remaining payments, equal to $3,144,000, was earned in full as of October 1, 2004. However, a portion of this amount equal to $850,000 will not be paid until 2006.
(4)	Reflects Mr. Murthy’s salary from his hire date with iGATE Global Solutions Limited of August 21, 2003 through December 31, 2003.
(5)	Includes 168,700 shares that were sold in 2004. The value of Mr. Murthy’s remaining 189,163 shares of restricted stock as of December 31, 2005 was $919,332. The restricted stock award of 357,863 shares became fully vested on the grant date of August 25, 2004.
(6)	India-based house rent payments in connection with Mr. Trivedi’s relocation to India.

OPTION GRANTS DURING 2005

No options were granted to the Named Executive Officers in 2005.

OPTION EXERCISES DURING 2005 AND YEAR END OPTION VALUES

The following table sets forth the aggregate dollar value of all options exercised and the total number of unexercised options held, on December 31, 2005, by each of the named executive officers.

Executive Officer	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Options/SARs at Fiscal Year End (#) Exercisable/Unexercisable	Value of Unexercised In-The-Money Options/SARs at Fiscal Year End ($) Exercisable/Unexercisable (1)
Sunil Wadhwani	—	—	—/—	—/—
Ashok Trivedi	—	—	—/—	—/—
Steven Shangold	—	—	234,996/190,000	$129,000/$364,200
Michael Zugay	—	—	156,250/—	$164,813/$—
Phaneesh Murthy	—	—	—/—	—/—

(1)	The closing price for the Company’s Common Stock as reported by THE NASDAQ NATIONAL MARKET tier of THE NASDAQ STOCK MARKET on December 31, 2005 was $4.86. Value is calculated on the basis of the difference between the option exercise price and $4.86, multiplied by the number of shares of Common Stock underlying the option.

EMPLOYMENT AGREEMENTS

The Company and each of Messrs. Wadhwani and Trivedi are parties to substantially identical employment agreements (“Executive Employment Agreements”) that were negotiated at arms-length and entered into prior to the Company’s initial public offering. The Executive Employment Agreements were amended in 2000 to provide for revised bonus provisions and amended again in January 2002 to provide for a reduction in the minimum base salary. Each Executive Employment Agreement is in effect for a rolling two-year term that is automatically restarted at the conclusion of each month during which neither party gives notice of his or its intention to terminate the agreement. Once either the executive or the Company gives such termination notice to the other party, the term of such Executive Employment Agreement will terminate on the date that is two years after the last day of the month in which such written notice is received. Each Executive Employment Agreement provided for a minimum base salary of $300,000 (subject to increase at the discretion of the Board of Directors) and the right to receive an annual discretionary performance bonus upon approval by the Board of Directors. As amended in January 2002, the minimum base salary was reduced to $250,000. Each Executive Employment Agreement provides that upon termination of employment other than as a result of death, retirement or termination by the Company for cause or disability (as such terms are defined in the agreements), the Company shall pay the executive (i) a lump sum severance payment equal to the amount, discounted to present value, the executive would have been paid, based upon his base salary at the time of termination, if such executive had remained an employee for the remaining term of his respective Executive Employment Agreement, (ii) shares of Common Stock having a value equal to the value of the executive’s vested and unvested stock options and stock appreciation rights, and (iii) health insurance for the executive for the remainder of his life at the level in effect for such executive immediately prior to the termination of his employment. In the event the executive is terminated due to a disability (as defined in the Executive Employment Agreement), the Company will pay the executive’s base salary for three years, reduced by any benefits to which the executive may be entitled under any Company-sponsored disability income or income protection plan, policy or arrangement, and, for each of the three years after the date of his termination, an amount equal to the highest annual bonus that he received in the three years prior to the date of his termination, payable each year in a lump sum. In the event that the employment of an executive is terminated as a result of such executive’s death, the Company will pay to the executive’s legal representatives (x) a one-time payment of $100,000, (y) the executive’s then current base salary for a twelve (12) month period, and (z) any benefits to which the executive’s legal representatives are entitled under any of the Company’s insurance policies or benefit plans or programs. In addition, the Company will arrange to provide the executive’s surviving spouse and eligible dependents with health and accident insurance benefits substantially similar to those that the executive was receiving immediately prior to his death. Under the Executive Employment Agreements, the Company agrees to indemnify the executives to the full extent not prohibited by law for liabilities they incur in their capacity as directors, officers or controlling persons of the Company. Under the Executive Employment Agreements, the executives agree to a noncompetition covenant during the term of the agreement and for one year after the termination of their employment for cause and to nonsolicitation and nondisclosure covenants during the term of the agreement and for one year after the termination of their employment for any reason.

Mr. Shangold and iGATE Mastech, Inc. are parties to an employment agreement dated as of November 22, 2000 and amended a first time effective September 30, 2001 (the “Shangold Agreement”), and a second time effective October 1, 2004 which supersedes Mr. Shangold’s prior employment agreements with iGATE Mastech, Inc. and the Company. The Shangold Agreement is in effect on a year-to-year basis until terminated by iGATE Mastech, Inc. or Mr. Shangold. Effective January 1, 2006, the Shangold Agreement provides for a base salary of $250,000 and the right to receive an annual bonus of $250,000 paid in quarterly installments on a prorated basis based upon the achievement of agreed upon goals. In 2005 these goals related to meeting internally established revenue growth goals, gross margin and operating income internal goals, and days sales outstanding targets. As amended, the Shangold Agreement also provides for the payment to Mr. Shangold of Special Payments of $4,000,000, payable quarterly in installments. These Special Payments are in recognition of the Company’s decision not to proceed with the sale of iGATE Mastech, Inc. after Mr. Shangold had introduced an interested buyer, a transaction that, pursuant to the Shangold Agreement prior to its amendment, would have resulted in a payment of a minimum of $3,000,000 to Mr. Shangold. The Shangold Agreement also provides for the cancellation of all iGATE stock options issued to Mr. Shangold that did not vest prior to December 31, 2000, and 50,004 options were subsequently cancelled in 2000. The amendment to the Shangold Agreement also provides for the issuance of 120,000 non-qualified stock options as of October 3, 2001 at an exercise price of $1.93 that vest in twelve equal quarterly installments beginning January 1, 2005. The second amendment provides for the issuance of an additional 120,000 non-qualified stock options as of October 1, 2004 at an exercise price of $3.68 and the grant of 80,000 Restricted Shares of iGATE Corporation at $0 value; with the 120,000 non-qualified stock options vesting in twelve equal quarterly installments beginning October 1, 2005 and the 80,000 Restricted Shares vesting in eight equal quarterly installments beginning January 1, 2005. Upon the termination of Mr. Shangold for cause, the Company may immediately cease payment of any further wages, benefits or other compensation other than salary and benefits (excluding options) earned through the date of termination. If Mr. Shangold’s employment is terminated without cause or by reason of his death, disability or voluntary resignation for good reason, Mr. Shangold shall be entitled to receive certain COBRA benefits and severance payments. The amount of such severance payments will be $150,000 payable over twelve (12) months. All of his restricted stock and stock options will continue to vest during this 12 month severance period. The Shangold Agreement contains customary nondisclosure provisions and includes noncompetition and nonsolicitation covenants to be honored during the term of the agreement and for one year after the termination of Mr. Shangold’s employment for any reason.

The Company and Mr. Zugay are parties to an employment agreement (the “Zugay Agreement”) dated as of March 9, 2001 which supersedes Mr. Zugay’s prior employment agreements with the Company. The Zugay Agreement is in effect on a year-to-year basis until terminated by the Company or Mr. Zugay. The Zugay Agreement provides for a base salary of $300,000 and an annual bonus of $75,000 payable in quarterly installments. The Zugay Agreement also provides for the grant to Mr. Zugay as of April 2, 2001 of a restricted stock award in the amount of 150,000 shares (the “Restricted Stock”) of Common Stock of the Company. The Restricted Stock was fully vested on December 31, 2003. Mr. Zugay sold all of his shares of Restricted Stock in 2004 for a total amount equal to $1,068,000. Upon the termination of Mr. Zugay for cause, the Company may immediately cease payment of any further wages, benefits or other compensation other than salary and benefits

(excluding options) earned through the date of termination. In the event that Mr. Zugay is terminated “without cause”, he shall be entitled to six (6) months severance at his last base pay and all of his restricted stock and stock options will continue to vest during this 6 month severance period. If the event that causes his termination is the result of a Change of Control Event, the severance payment shall be equal to twelve (12) months pay at Mr. Zugay’s last base pay. All severance payments will be made on a salary continuation basis. Mr. Zugay shall also be entitled to continue in all health, dental, vision, and life insurance benefit programs during the applicable severance period. The Zugay Agreement contains customary nondisclosure provisions and includes noncompetition and nonsolicitation covenants to be honored during the term of the Zugay Agreement and for one year after the termination of Mr. Zugay’s employment for any reason.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During the year ended December 31, 2005, the Compensation Committee consisted of Messrs. Berty, Garrett and Yourdon. No member of this committee was at any time during the 2005 fiscal year or at any other time an officer or employee of the Company, and no member had any relationships with the Company requiring disclosure under Section 404 of Regulation S-K. No executive officer of the Company has served as a director or member of the compensation committee (or other committee serving an equivalent function) of any other entity, one of whose executive officers served as a director or member of the Compensation Committee of the Company.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

Introduction

The following report of the Compensation Committee of the Board of Directors of the Company shall not be deemed incorporated by reference by any general statement incorporating this proxy statement by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or under the Exchange Act, and shall not be deemed filed under either of the Securities Act or the Exchange Act except to the extent that the Company specifically incorporates this information by reference.

The Compensation Committee is responsible for reviewing and approving matters involving the compensation of directors and executive officers of the Company, periodically reviewing management development plans and making recommendations to the full Board on these matters as well as matters involving the Company’s Amended and Restated Stock Incentive Plan.

Co-Chairmen Compensation

Each of Messrs. Wadhwani and Trivedi is party to an employment agreement that provides for a minimum base salary and, upon approval by the Board of Directors, an annual discretionary performance bonus. The employment agreements were amended as of January 2002 to reduce Messrs. Wadhwani’s and Trivedi’s respective minimum base salaries from $300,000 to $250,000. Because both of these individuals own a significant amount of the Company Common Stock, the Board of Directors believes that their interests are aligned with those of the other shareholders of the Company, and that their base salaries and bonuses are modest compared with senior executives of comparable companies. Each received a base salary of $250,000 in 2005. The Compensation Committee did not award a bonus to Mr. Wadhwani and Mr. Trivedi in 2005.

Compensation Philosophy

The Compensation Committee has adopted a compensation philosophy with respect to the executive officers of the Company that is intended to align compensation with the Company’s overall business strategy. The philosophy guiding the executive compensation program is designed to link executive compensation to shareholder value in order to attract, retain and motivate high quality employees capable of maximizing shareholder value. The goals are:

•	To compensate executive employees in a manner that aligns the employees’ interests with the interests of the shareholders;

•	To reward executives for successful long-term strategic management;

•	To recognize outstanding performance; and

•	To attract and retain highly qualified and motivated executives.

The strategy established by the Compensation Committee with respect to executive compensation includes maintaining base salaries for executives and providing bonuses which, when combined with base salary amounts, give the Company’s executives the potential to earn in excess of competitive industry compensation if certain subjective and objective performance goals for the Company are achieved.

Mr. Shangold’s employment agreement provided that Mr. Shangold would receive a minimum of $3,000,000 in the event that (a) iGATE disposed of its majority interest in iGATE Mastech, Inc. as a consequence of a transaction involving the sale of stock, a merger or a share exchange or (b) iGATE sold all or substantially all of the assets of iGATE Mastech, Inc. While Mr. Shangold was able to bring a legitimate buyer to iGATE, the Company’s strategy changed and the sale of iGATE Mastech, Inc. was not completed. To compensate Mr. Shangold for the amount he would have received had the sale of iGATE Mastech, Inc. been consummated, Mr. Shangold was granted Special Payments of $4,000,000 payable in quarterly installments, the first installment of which was paid in December 2001. In 2005, Mr. Shangold received $1,264,000 related to this agreement. Mr. Shangold will receive the remaining balance in the amount of $850,000 through quarterly installments in 2006.

During 2005, the Compensation Committee granted Mr. Shangold an additional bonus of $368,535 in recognition of his achievements as President of iGATE Mastech, Inc. This bonus was paid quarterly and corresponds to Mr. Shangold meeting pre-established criteria for iGATE Mastech, Inc. in 2005 as defined in the Shangold Agreement.

Deductibility of Executive Compensation Expenses

In general, under Section 162(m) of the Internal Revenue Code of 1986, as amended, the Company cannot deduct, for federal income tax purposes, compensation in excess of $1,000,000, paid to any named executive officer, except to the extent such excess constitutes performance-based compensation. The Company’s Amended and Restated Stock Incentive Plan has been structured so that options granted under the plan qualify as “performance-based compensation” and are exempt from the limitations on deduction. However, base salaries and bonuses do not qualify as “performance-based” compensation for purposes of Section 162(m) because the Compensation Committee retains discretion with respect to the amount and structure of these payments. The Compensation Committee’s policy is to structure compensation arrangements in a manner that will avoid the deduction limitations of Section 162(m), except where it determines that exceeding these limitations is in the best interests of the Company and its shareholders.

Stock Incentive Plan

The Company’s long term incentives are in the form of stock options, stock appreciation rights (“SARs”), restricted or unrestricted stock awards and performance share awards to directors, executives and other key employees and consultants under the Amended and Restated Stock Incentive Plan (the “Plan”). Factors the Company considers in determining the size of stock option grants include the salary, role and performance level of each participant. In April 2001 the Company granted a restricted stock award to Michael Zugay in recognition of his enhanced management responsibilities in the Company. In October 2001 we granted stock options to Steven Shangold and Michael Zugay as part of our evaluation of their performance during 2001. On October 1, 2004, Steve Shangold entered into an amended employment agreement with iGATE Mastech Inc. As part of this amendment, Steve Shangold was granted 80,000 shares of restricted stock and options covering 120,000 shares. All other parts of his prior employment agreement remain the same. As a result of these awards and the other compensation payable to these executive officers, the Compensation Committee did not make awards under the Plan to Messrs. Shangold and Zugay in 2002, 2003 and 2005. As of December 31, 2005 there were 10,188,337 shares of Common Stock available for issuance under the Plan.

The objective of awards under the plan is to advance the longer term interests of the Company and its shareholders and complement incentives tied to annual performance. These awards provide rewards to directors, executives and other key employees and consultants upon the creation of incremental shareholder value and attainment of long-term earnings goals. Stock incentive awards under the Plan produce value to participants only if the price of the Company’s stock appreciates, thereby directly linking the interests of the participants with those of the shareholders.

Respectfully submitted,

The Compensation Committee

Michel Berty

J. Gordon Garrett

Edward Yourdon

DIRECTORS’ COMPENSATION

Effective January 1, 2006, the annual retainer for Directors who are not executive officers of the Company was increased due to each outside Director spending more time with Company’s matters as a result of new rules and regulations outlined by the SEC and the Sarbanes-Oxley Act. The annual retainer for the Chairman of the Audit Committee, Mr. Gordon Garrett, was raised to $40,000 from $31,250 to reflect his enhanced duties and responsibilities upon enactment of the Sarbanes-Oxley Act. The annual retainer for Messrs. Berty and Yourdon was raised to $30,000 from $25,000. All directors are reimbursed for travel expenses incurred in connection with attending Board and committee meetings. Pursuant to the terms of the Company’s Amended and Restated Stock Incentive Plan, each of Messrs. Berty, Garrett and Yourdon, the non-employee directors of the Company, were granted (i) options to purchase 30,000 shares of Common Stock in December of 1996 (the “1996 Options”), (ii) options to purchase 15,000 shares of Common Stock in September of 1999 (the “1999 Options”), (iii) options to purchase 15,000 shares of Common Stock in October of 2000 (the “2000 Options”), (iv) options to purchase 5,000 shares of Common Stock in June of 2001 (the “2001 Options”), (v) options to purchase 5,000 shares of Common Stock in September of 2002 (the “2002 Options”), (vi) options to purchase 5,000 shares of Common Stock in October of 2003 (the “2003 Options”) and (vii) options to purchase 15,000 shares of Common Stock in February of 2005 (the “2005 Options”). The 2005 Options vest in equal annual installments over three years and expire ten years after grant, subject to earlier termination if the optionee ceases to serve as a director prior to vesting. All options issued prior to 2004 were fully vested as of October 31, 2004. The exercise price for the 1996 Options is $7.50 per share, which was the price per share for the Common Stock in the Company’s initial public offering as adjusted pursuant to a subsequent two-for-one stock split. The exercise price for the 1999 Options is $14.31, the exercise price for the 2000 Options is $4.00, the exercise price for the 2001 Options is $2.01, the exercise price for the 2002 Options is $3.85, the exercise price for the 2003 Options is $5.58 and the exercise price for the 2005 Options is $4.11.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee reviews the Company’s financial reporting process on behalf of the Board. In addition, the Committee selects the Company’s independent public accountants. The Company’s management was previously granted authority by the Audit Committee to hire the Company’s audit firm for permissible, non-audit service projects under $100,000 in fees per engagement and to notify the Audit Committee at the next regularly scheduled meeting of any such project awarded to the audit firm. Projects expected to be greater than $100,000 must be pre-approved by the Audit Committee in advance of the commencement of any work. The Audit Committee has concluded that the provision of non-audit services is compatible with maintaining the accountants’ independence.

Management is responsible for the Company’s internal controls and the financial reporting process. The independent public accountants are responsible for performing an independent audit of the Company’s financial statements in accordance with generally accepted accounting standards and to issue a report thereon. The Committee’s responsibility is to oversee these processes.

In this context, the Committee has met and held discussions with management and the independent public accountants. Management represented to the Committee that the Company’s financial statements were prepared in accordance with generally accepted accounting principles, and the Committee has reviewed and discussed the audited financial statements with management and the independent public accountants. The Committee discussed with the independent public accountants the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

During 2005 and 2006, Company management documented, tested and evaluated the Company’s internal control over financial reporting pursuant to the requirements of Section 404 of the Sarbanes-Oxley Act of 2002. The Audit Committee was kept apprised of the Company’s progress by management and the Company’s independent registered public accountants at each regularly scheduled committee meeting as well as at specially-scheduled meetings. At the conclusion of the assessment, management provided the Audit Committee with its report on the effectiveness of the Company’s evaluation that was included in the Company’s Annual Report on Form 10-K, for the year ended December 31, 2005 (“Annual Report”). Company management concluded that the Company did maintain effective internal control over financial reporting at December 31, 2005.

In addition, the Committee has discussed with the independent public accountants the auditor’s independence from the Company and its management and has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as it has been modified or supplemented. The Company paid its independent accountants $840,729 for audit services provided in 2005.

The Committee discussed with the Company’s independent public accountants the overall scope and plans for their audits. The Committee meets with the independent public accountants, with and without management present, to discuss the results of their examinations, the evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

Based upon the Committee’s discussions with management and independent public accountants and the Committee’s review of the representations of management and the report of the independent public accountants to the Committee, the Committee recommended that the Board include the audited financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005 to be filed with the Securities and Exchange Commission.

Respectfully submitted,

The Audit Committee

J. Gordon Garrett

Michel Berty

Edward Yourdon

INDEPENDENT PUBLIC ACCOUNTANTS

PRINCIPAL ACCOUNTANT FEES AND SERVICES

On May 25, 2005, the resignation of the Company’s independent registered public accounting firm, PricewaterhouseCoopers (PWC), was accepted by the Audit Committee. PWC had been hired in 2002 to replace the firm of Arthur Andersen LLP. During the years ended December 31, 2004, 2003 and 2002 and through May 20, 2005, there were no disagreements with PWC on any matters of accounting principles or practices, financial statement disclosure or auditing scope and procedures which disagreements if not resolved to the satisfaction of PWC, would have caused PWC to make reference thereto in its report on the financial statements for such years and periods.

In late May 2005, the Company prepared a request for proposal to solicit a new accounting firm and subsequently retained BDO Seidman LLP (BDO). On July 28, 2005, BDO was officially appointed as the Company’s new independent public accounting firm for the three (3) year period ending with the completion of the Company’s December 31, 2007 audit. Fees paid to BDO Seidman LLP for services rendered for 2005 and PricewaterhouseCoopers LLP for services rendered for 2004 and 2005 in the following categories and amounts were:

	2005	2005[1] 2004
	BDO	PWC
Audit fees	$840,729	$1,650,643
Audit related fees	—	49,367
Tax fees	—	268,952
All Other Fees

Total	$840,729	$1,968,962

[1]	Includes fees through May 20, 2005

Audit Fees ($840,729 in 2005; $1,650,643 in 2004). This category includes the audit of the Company’s annual financial statements, review of financial statements included in the Company’s Form 10-Q quarterly reports, audits required in connection with the sale of certain of the Company’s subsidiaries and services that are normally provided by the independent auditors in connection with statutory and regulatory filings or engagements for those fiscal years, including the audit of internal controls over financial reporting as required under Section 404 of the Sarbanes-Oxley Act of 2002. This category also includes advice on accounting matters that arose during, or as a result of, the audit or the review of interim financial statements, statutory audits required by non-U.S. jurisdictions and the preparation of an annual “management letter” on internal control matters.

Audit-Related Fees ($0 in 2005; $49,367 in 2004). This category consists of assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported above under “Audit Fees.” The services for the fees disclosed under this category include accounting consulting, special purpose reports and due diligence reports.

Tax Fees ($0 in 2005; $268,952 in 2004). This category consists of professional services rendered in connection with the Company’s tax compliance activities, including the preparation of tax returns in certain overseas jurisdictions and technical tax advice related to the preparation of tax returns.

All Other Fees ($0 in 2005; $0 in 2004). There were no fees paid to either BDO Seidman LLP or PricewaterhouseCoopers LLP during 2004 or 2005 that could be categorized as miscellaneous.

There were no fees paid to either BDO Seidman LLP or PricewaterhouseCoopers LLP or their affiliates for financial information systems design and implementation during the year ended December 31, 2005.

Representatives of BDO Seidman LLP are expected to be present at the meeting and will have the opportunity to make a statement if they desire to do so. It is also expected that they will be available to respond to appropriate questions.

STOCK PERFORMANCE CHART

The following graph shows a comparison of the cumulative total return on the Company’s Common Stock during the period commencing on December 16, 1996, the date of the Company’s initial public offering and ended December 31, 2005, with the cumulative total return during such period for (i) the NASDAQ Composite Index and (ii) the Russell 2000 Technology Index. The comparison assumes $100 was invested on December 16, 1996 in the Company’s stock and in each of the foregoing indices and assumes reinvestment of dividends, if any. Shareholder returns over the indicated period are based on historical data and should not be considered indicative of future shareholder returns.

The Common Stock is currently traded in the NASDAQ NATIONAL MARKET tier of THE NASDAQ STOCK MARKET under the SYMBOL “IGTE”.

	NASDAQ Composite	Russell 2000 Technology	iGATE Corporation
December 16, 1996	$100	$100	$100
Year ended December 31, 1996	102	102	127
Year ended December 31, 1997	125	103	212
Year ended December 31, 1998	174	115	382
Year ended December 31, 1999	323	237	330
Year ended December 31, 2000	196	141	38
Year ended December 31, 2001	155	109	55
Year ended December 31, 2002	106	59	35
Year ended December 31, 2003	159	96	105
Year ended December 31, 2004	173	92	54
Year ended December 31, 2005	175	90	65

CERTAIN RELATED PARTY TRANSACTIONS

The Company leases office space in the Indian cities of Chennai and Pune from Sunil Wadhwani, the Company’s Co-Chairman and Chief Executive Officer, and Ashok Trivedi, the Company’s Co-Chairman and President. Messrs. Wadhwani and Trivedi own various properties jointly and individually. The acquisitions of the real estate and the construction of the office buildings, excluding buildouts of the office space, were financed entirely by Messrs. Wadhwani and Trivedi from personal funds. The leases cover approximately 67,000 square feet and expire at various times through 2008. The total annual rental is approximately $400,000. The lease agreements provide for annual increases in rent.

2007 SHAREHOLDER PROPOSALS OR NOMINATIONS

Proposals of shareholders intended to be presented at the 2007 Annual Meeting of Shareholders must be received by the Company at its principal office in Pittsburgh, Pennsylvania not later than January 15, 2007 and must otherwise comply with the requirements of Rule 14a-8 under the Exchange Act for inclusion in the Proxy Statement for that meeting.

The Company’s Second Amended and Restated Articles of Incorporation (“Articles”) provide that advance written notice of shareholder-proposed business intended to be brought before an annual meeting of shareholders must be given to the Secretary of the Company not less than 120 days in advance of the meeting at which the business is proposed to be transacted; provided, however, that in the event that less than 130 days’ notice or prior public disclosure of the date of the annual meeting is given, notice from the shareholder of business to be transacted must be received not later than the tenth day following the date on which notice of the date of the annual meeting was mailed or public disclosure was made, whichever first occurred.

The Company’s Articles also provide that a shareholder may request that persons be nominated for election as directors by submitting written notice thereof, together with the written consent of the persons proposed to be nominated, to the Secretary of the Company not less than 120 days prior to the date of the annual meeting; provided, however, that in the event that less than 130 days’ notice or prior public disclosure of the date of the annual meeting is given, notice from the shareholder of the nomination must be received not later than the tenth day following the date on which such notice of the date of the annual meeting was mailed or public disclosure was made, whichever first occurred. To be in proper form, the notice of nomination must set forth: (i) the names and addresses of the shareholder proposing the nomination and each proposed nominee; (ii) a representation that the shareholder is a holder of record of stock of the Company entitled to vote at such meeting and that the shareholder intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (iii) a description of all arrangements or understandings between the shareholder and each nominee and such other information regarding each proposed nominee pursuant to which the nomination or nominations are to be made by the shareholder; and (iv) such other information regarding each proposed nominee as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee been nominated by the Board of Directors.

FORM 10-K

A copy of the Company’s Annual Report to Shareholders for the year ended December 31, 2005 as well as the Company’s Annual Report on Form 10-K (without exhibits) for the year ended December 31, 2005 as filed with the Securities and Exchange Commission is being provided with this Proxy Statement. Exhibits will be provided upon request and payment of an appropriate processing fee.

OTHER MATTERS

The Board of Directors does not know of any other matters that may come before the meeting. However, if any other matters are properly presented to the meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.

By Order of the Board of Directors

/s/ Michael J. Zugay
Michael J. Zugay Senior Vice President, Chief Financial Officer and Corporate Secretary

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. YOUR PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING AND WE APPRECIATE YOUR COOPERATION.

APPENDIX A

iGate Corporation

2006 STOCK INCENTIVE PLAN

Section 1. General Purpose of the Plan; Definitions. The name of this plan is the iGate Corporation 2006 Stock Incentive Plan (the “Plan”). The purpose of the Plan is to encourage and enable the officers, employees, directors and consultants of iGate Corporation (the “Company”) and its Subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company’s welfare will assure a closer identification of their interests with those of the Company, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.

The following terms shall be defined as set forth below:

“Act” means the Securities Exchange Act of 1934, as amended.

“Award” or “Awards,” except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock Awards, Stock Awards, Performance Share Awards and Stock Appreciation Rights.

“Board” means the Board of Directors of the Company.

“Change of Control” shall have the meaning assigned to that term in Section 15.

“Code” means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

“Effective Date” means May 25, 2006, the date on which the Plan is approved by the Company’s Board and stockholders.

“Fair Market Value” of the Stock on any given date shall be the closing price as reported on the NASDAQ National Market System for such date or, if no sales were reported for such date, for the last day preceding such date for which a sale was reported. If the Fair Market Value cannot be determined on the basis previously set forth in this definition on the date that Fair Market Value is to be determined, the Board shall in good faith determine the Fair Market Value of the Stock on such date.

“Incentive Stock Option” means any Stock Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.

“Independent Director” means a member of the Board who is not an employee or officer of the Company or any Subsidiary.

“Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

“Option” or “Stock Option” means any Option to purchase shares of Stock granted pursuant to Section 6.

“Performance Share Award” means any Award granted pursuant to Section 12.

“Restricted Stock Award” means any Award granted pursuant to Section 10.

“Stock” means the Common Stock, par value $.01 per share, of the Company, subject to adjustments pursuant to Section 14.

“Stock Appreciation Right” or “SAR” means any Award granted pursuant to Section 7.

“Stock Award” means any award granted pursuant to Section 11.

“Subsidiary” means any corporation or other entity (other than the Company) in any unbroken chain of corporations or other entities, beginning with the Company, if each of the corporations or entities (other than the last corporation or entity in the unbroken chain) owns stock or other interests possessing 50% or more of the economic interest or the total combined voting power of all classes of stock or other interests in one of the other corporations or entities in the chain.

Section 2. Administration. The Plan shall be administered by the full Board of Directors of the Company or a committee of such Board of Directors comprised of two or more individuals who are “Non-Employee Directors” within the meaning of Rule 16b-3(a)(3) promulgated under the Act and “outside directors” as defined in Section 162(m) of the Code (the “Plan Administrator”). Subject to the provisions of the Plan, the Plan Administrator is authorized to:

(a)	construe the Plan and any Award under the Plan;

(b)	select the directors, officers, employees and consultants of the Company and its Subsidiaries to whom Awards may be granted;

(c)	determine the number of shares of Stock to be covered by any Award;

(d)	determine and modify from time to time the terms and conditions, including restrictions, of any Award and to approve the form of written instrument evidencing Awards;

(e)	accelerate at any time the exercisability or vesting of all or any portion of any Award and/or to include provisions in Awards providing for such acceleration; and

(f)	impose limitations on Awards, including limitations on transfer and repurchase provisions.

The determination of the Plan Administrator on any such matters shall be conclusive.

Section 3. Delegation of Authority to Grant Awards. The Plan Administrator, in its discretion, may delegate to the Co-Chairmen of the Company all or part of the Plan Administrator’s authority and duties with respect to granting Awards to individuals who are not subject, by reason of their position with the Company or its Subsidiaries, to the reporting provisions of Section 16 of the Act and who are not expected to be “covered employees” of the Company or its Subsidiaries within the meaning of Section 162(m) of the Code.

Section 4. Eligibility. Directors, officers, employees and consultants of the Company or its Subsidiaries who, in the opinion of the Plan Administrator, are primarily responsible for the continued growth and development and future financial success of the business shall be eligible to participate in the Plan.

Section 5. Shares Subject to the Plan. The number of shares of Stock which may be issued pursuant to the Plan shall be 14,702,793 shares, subject to adjustment as provided in Section 14. The shares of Stock underlying any Awards which are forfeited, canceled, reacquired by the Company, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the number of shares of Stock available for issuance under the Plan. To the extent that an SAR is granted in conjunction with an Option, the shares covered by such SAR and Option shall be counted only once. Stock to be issued under the Plan may be either authorized and unissued shares or shares held in treasury by the Company.

Stock Options with respect to no more than 500,000 shares of Stock may be granted to any one individual participant during any one calendar year period and Stock Appreciation Rights with respect to no more than

500,000 shares of Stock may be granted to any one individual participant during any one calendar year period. In any one calendar year during a particular Performance Period, as hereinafter defined, the maximum amount which may be earned by any individual participant under Performance Share Awards granted under the Plan for that calendar year of the Performance Period shall be limited to 500,000 shares of Stock. In the case of multi-year Performance Periods, the number of shares which are earned in any one calendar year of the Performance Period is the number of shares paid for the Performance Period divided by the number of calendar years in the period. In applying this limit, the number of shares of Stock earned by a Participant shall be measured as of the close of the applicable calendar year which ends the Performance Period, regardless of the fact that certification by the Plan Administrator and actual payment to the Participant may occur in a subsequent calendar year or years. The limitations in this paragraph shall be interpreted and applied in a manner consistent with Section 162(m) of the Code.

Section 6. Stock Options. Options granted pursuant to the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options and Non-Qualified Stock Options shall be granted separately hereunder and may not be granted in tandem. The Plan Administrator shall determine whether, and to what extent, Options shall be granted under the Plan and whether such Options granted shall be Incentive Stock Options or Non-Qualified Stock Options; provided, however, that: (a) Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a “subsidiary corporation” within the meaning of Section 424(f) of the Code; and (b) No Incentive Stock Option may be granted following the tenth anniversary of the Effective Date. The provisions of the Plan and any Stock Option agreement pursuant to which Incentive Stock Options shall be issued shall be construed in a manner consistent with Section 422 of the Code (or any successor provision) and rules and regulations promulgated thereunder.

Section 7. Stock Appreciation Rights. The Plan Administrator may, from time to time, subject to the provisions of the Plan, grant SARs to eligible participants. Such SARs may be granted (i) alone, or (ii) simultaneously with the grant of an Option (either an Incentive Stock Option or Non-Qualified Stock Option) and in conjunction therewith or in the alternative thereto.

(a)	An SAR shall entitle the holder upon exercise thereof to receive from the Company, upon a written request filed with the Secretary of the Company at its principal offices (the “Request”), (i) a number of shares of Stock, (ii) an amount of cash, or (iii) any combination of shares of Stock and cash, as specified in the Request (but subject to the approval of the Plan Administrator in its sole discretion, at any time up to and including the time of payment, as to the making of any cash payment), having an aggregate Fair Market Value equal to the product of (i) the excess of the Fair Market Value, on the day of such Request, of one share of Stock over the exercise price per share specified in such SAR or its related Option, multiplied by (ii) the number of shares of Stock for which such SAR shall be exercised.

(b)	The exercise price of an SAR granted alone shall be determined by the Plan Administrator, but may not be less than the Fair Market Value of the underlying Stock on the date of grant. An SAR granted simultaneously with the grant of an Option and in conjunction therewith or in the alternative thereto shall have the same exercise price as the related Option, shall be transferable only upon the same terms and conditions as the related Option, and shall be exercisable only to the same extent as the related Option; provided, however, that an SAR, by its terms, shall be exercisable only when the Fair Market Value of the Stock subject to the SAR and related Option exceeds the exercise price thereof.

(c)	Upon exercise of an SAR granted simultaneously with an Option and in the alternative thereto, the number of shares of Stock for which the related Option shall be exercisable shall be reduced by the number of shares of Stock for which the SAR shall have been exercised. The number of shares of Stock for which an SAR shall be exercisable shall be reduced upon any exercise of a related Option by the number of shares of Stock for which such Option shall have been exercised.

(d)	Any SAR shall be exercisable upon such additional terms and conditions as may be prescribed by the Plan Administrator.

Section 8. Terms of Options and SARs. Each Option or SAR granted under the Plan shall be evidenced by an agreement between the Company and the person to whom such Option or SAR is granted and shall be subject to the following terms and conditions:

(a)	Subject to adjustment as provided in Section 14 of this Plan, the price at which each share covered by an Option may be purchased shall not be less than the Fair Market Value of the underlying Stock at the time the Option is granted. If an optionee owns (or is deemed to own under applicable provisions of the Code and rules and regulations promulgated thereunder) more than ten percent (10%) of the combined voting power of all classes of the stock of the Company and an Option granted to such optionee is intended to qualify as an Incentive Stock Option, the Option price shall be no less than 110% of the Fair Market Value of the Stock covered by the Option on the date the Option is granted. The purchase price of any Option may not be reduced after grant, whether through amendment, cancellation, replacement or otherwise.

(b)	The aggregate Fair Market Value of shares of Stock with respect to which Incentive Stock Options are first exercisable by the optionee in any calendar year (under all plans of the Company) shall not exceed the limitations, if any, imposed by Section 422(d) of the Code (or any successor provision), except as otherwise determined by the Plan Administrator in its discretion. If any Option designated as an Incentive Stock Option, either alone or in conjunction with any other Option or Options, exceeds the foregoing limitation, the portion of such Option in excess of such limitation shall automatically be reclassified (in whole share increments and without fractional share portions) as a Non-Qualified Stock Option, with later granted Options being so reclassified first.

(c)	Neither an Option nor an SAR shall be transferable by the participant otherwise than by will or by the laws of descent and distribution or pursuant to a domestic relations order. After the death of the participant, the Option or SAR may be transferred to the Company upon such terms and conditions, if any, as the Plan Administrator and the personal representative or other person entitled to exercise the Option or SAR may agree within the period specified in subsection 8(d)(iii) hereof. All Options and SARs shall be exercisable during the lifetime of the participant only by the participant.

(d)	An Option or SAR may be exercised in whole at any time, or in part from time to time, within such period or periods (not to exceed ten years from the granting of the Option in the case of an Incentive Stock Option) as may be determined by the Plan Administrator and set forth in the agreement (such period or periods being hereinafter referred to as the “Option Period”), provided that, unless the agreement provides otherwise:

(i)	If a participant who is an employee of the Company shall cease to be employed by the Company, all Options and SARs to which the employee is then entitled to exercise may be exercised only within three months after the termination of employment and within the Option Period or, if such termination was due to disability or retirement (as hereinafter defined), within one year after termination of employment and within the Option Period. Notwithstanding the foregoing, in the event that any termination of employment shall be for Cause (as defined herein) or the participant becomes an officer or director of, a consultant to or employed by a Competing Business (as defined herein), during the Option Period, then any and all Options and SARs held by such participant shall forthwith terminate. For purposes of the Plan, retirement shall mean the termination of employment with the Company, other than for Cause, at any time after the participant’s attainment of age 65, and a participant’s “Disability” shall be determined within the meaning of Section 422(c)(6) of the Code.

For purposes of this Plan, the term “Cause” shall mean (a) with respect to an individual who is party to a written agreement with the Company which contains a definition of “cause” or “for cause” or words of similar import for purposes of termination of employment thereunder by the Company, “cause” or “for cause” as defined in such agreement; (b) in all other cases (i) the willful commission by an employee of a criminal or other act that causes substantial economic damage to the Company or substantial injury to the business reputation of the Company; (ii) the commission of an act of fraud in the performance of such person’s duties to or on behalf of the Company; or (iii) the continuing willful failure of a person to perform the duties of such person to the Company (other than a failure to perform duties resulting from such person’s incapacity due to illness) after written notice thereof (specifying the particulars thereof in reasonable detail) and a reasonable opportunity to cure such failure are given to the person by the Board of Directors of the Company or the Plan Administrator. For purposes of the Plan, no act, or failure to act, on the part of any person shall be considered “willful” unless done or omitted to be done by the person other than in good faith and without reasonable belief that the person’s action or omission was in the best interest of the Company.

For purposes of this Plan, the term “Competing Business” shall mean: any person, corporation or other entity engaged in the business of (a) providing information technology services or (b) selling or attempting to sell any product or service which is the same as or similar to products or services sold by the Company within the last year prior to termination of such person’s employment, consultant relationship or directorship, as the case may be, hereunder.

(ii)	If a participant who is a director of the Company shall cease to serve as a director of the Company, any Options or SARs then exercisable by such director may be exercised only within three months after the cessation of service and within the Option Period unless such cessation was due to Disability, in which case such optionee may exercise such Option or SAR within one year after cessation of service and within the Option Period. Notwithstanding the foregoing, if any cessation of service as a director was the result of removal for Cause or the participant becomes an officer or director of, a consultant to or employed by a Competing Business during the Option Period, any Options and SARs held by such participant shall forthwith terminate;

(iii)	If the participant shall die during the Option Period, any Options or SARs then exercisable may be exercised only within one year after the participant’s death and within the Option Period and only by the participant’s personal representative or persons entitled thereto under the participant’s will or the laws of descent and distribution;

(iv)	The Option or SAR may not be exercised for more shares (subject to adjustment as provided in Section 14) after the termination of the participant’s employment, cessation of service as a director or the participant’s death, as the case may be, than the participant was entitled to purchase thereunder at the time of the termination of the participant’s employment or the participant’s death; and

(v)	If a participant owns (or is deemed to own under applicable provisions of the Code and regulations promulgated thereunder) more than 10% of the combined voting power of all classes of stock of the Company (or any parent or subsidiary corporation of the Company) and an Option granted to such participant is intended to qualify as an Incentive Stock Option, the Option by its terms may not be exercisable after the expiration of five years from the date such Option is granted.

(e)

The Option exercise price of each share purchased pursuant to an Option shall be paid in full at the time of each exercise (the “Payment Date”) of the Option (i) in cash; (ii) by delivering to the Company a notice of exercise with an irrevocable direction to a broker-dealer registered under the Act to sell a sufficient portion of the shares and deliver the sale proceeds directly to the Company to pay the exercise price; (iii) in the discretion of the Plan Administrator, through the delivery or certification to the Company of previously-owned shares of Stock having an aggregate Fair Market Value equal to the Option exercise price of the shares being purchased pursuant to the exercise of the Option; provided, however, that shares of Stock delivered in payment of the Option price must have been held by the participant for at least six (6) months in order to be utilized to pay the Option price; (iv) in the discretion of the Plan Administrator, through an election to have shares of Stock otherwise issuable to the optionee withheld to pay the exercise price of such Option; or (v) in the discretion of the Plan Administrator, through any combination of the payment procedures set forth in subsections (i)-(iv) of this Section 8(e). Notwithstanding any procedure of the broker or other agent-sponsored exercise or financing program, if the Option price is paid in cash, the exercise of the Option shall not be deemed to occur and no shares of Stock will be issued until the Company has received full payment in cash (including check, bank draft or money order) for the Option price from the broker or other agent.

(f)	The Plan Administrator, in its discretion, may authorize “stock retention Options” which provide, upon the exercise of an Option previously granted under this Plan (a “prior Option”), using previously owned shares, for the automatic issuance of a new Option under this Plan with an exercise price equal to the current Fair Market Value and for up to the number of shares equal to the number of previously-owned shares delivered in payment of the exercise price of the prior Option. Such stock retention Option shall have the same Option Period as the prior Option.

(g)	Nothing contained in the Plan nor in any Award agreement shall confer upon any participant any right with respect to the continuance of employment by the Company nor interfere in any way with the right of the Company to terminate his employment or change his compensation at any time.

(h)	The Plan Administrator may include such other terms and conditions not inconsistent with the foregoing as the Plan Administrator shall approve. Without limiting the generality of the foregoing sentence, the Plan Administrator shall be authorized to determine that Options or SARs shall be exercisable in one or more installments during the term of the Option, subject to the attainment of performance goals and objectives and the right to exercise may be cumulative as determined by the Plan Administrator.

(i)	If a grantee of an Option or SAR engages in the operation or management of a business (whether as owner, partner, officer, director, employee or otherwise and whether during or after termination of employment or service as an Independent Director) which is in competition with the Company or any of its Subsidiaries, the Plan Administrator may immediately terminate all outstanding Options and SARs of the participant.

Section 9. Independent Director Options. The Option exercise price for Options granted to Independent Directors under the Plan will be equal to the Fair Market Value of the Stock on the date of grant. Options granted to Independent Directors will expire ten years after grant, subject to earlier termination if the optionee ceases to serve as a director.

Section 10. Restricted Stock Awards.

(a)	The Plan Administrator may grant Restricted Stock Awards to any officer, employee or consultant of the Company and its Subsidiaries. A Restricted Stock Award entitles the recipient to acquire shares of Stock subject to such restrictions and conditions as the Plan Administrator may determine at the time of grant (“Restricted Stock”). Conditions may be based on continuing employment (or other business relationship) and/or achievement of pre-established performance goals and objectives.

(b)	Upon execution of a written instrument setting forth the Restricted Stock Award and paying any applicable purchase price, a participant shall have the rights of a shareholder with respect to the Stock subject to the Restricted Stock Award, including, but not limited to the right to vote and receive dividends with respect thereto; provided, however, that shares of Stock subject to Restricted Stock Awards that have not vested shall be subject to the restrictions on transferability described in Section 10(d) below. Unless the Plan Administrator shall otherwise determine, certificates evidencing the Restricted Stock shall remain in the possession of the Company until such Restricted Stock is vested as provided in Section 10(c) below.

(c)	The Plan Administrator at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which Restricted Stock shall become vested, subject to such further rights of the Company or its assigns as may be specified in the instrument evidencing the Restricted Stock Award.

(d)	Unvested Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the written instrument evidencing the Restricted Stock Award.

(e)	If an awardee of Restricted Stock engages in the operation or management of a business (whether as owner, partner, officer, director, employee or otherwise and whether during or after termination of employment) which is in competition with the Company or any of its Subsidiaries, the Plan Administrator may immediately declare forfeited all shares of Restricted Stock held by the participant as to which the restrictions have not yet lapsed.

Section 11. Stock Awards. The Plan Administrator may, in its sole discretion, grant (or sell at a purchase price determined by the Plan Administrator) a Stock Award to any officer, employee or consultant of the Company or its Subsidiaries, pursuant to which such individual may receive shares of Stock free of any vesting restrictions (a “Stock Award”) under the Plan. Stock Awards may be granted or sold as described in the preceding sentence in respect of past services or other valid consideration, or in lieu of any cash compensation due to such individual; provided, however, that any purchase rights may not be granted at less than the Fair Market Value of the underlying shares on the date of grant.

Section 12. Performance Share Awards. A Performance Share Award is an Award entitling the recipient to acquire shares of Stock upon the attainment of specified performance goals (the “Performance Goals”). The Plan Administrator may make Performance Share Awards independent of or in connection with the granting of any other Award under the Plan. Performance Share Awards may be granted under the Plan to any officer, employee or consultant of the Company or its Subsidiaries, including those who qualify for awards under other performance plans of the Company. The Plan Administrator, in its sole discretion, shall determine whether and to whom Performance Share Awards shall be made, the Performance Goals applicable under each such Award, the periods during which performance is to be measured (the “Performance Period”), and all other limitations and conditions applicable to the awarded Performance Shares.

(a)	Terms of Performance Awards. At the time a Performance Share Award is granted, the Plan Administrator shall cause to be set forth in the Award agreement or otherwise in writing (1) the Performance Goals applicable to the Award and the Performance Period during which the achievement of the Performance Goals shall be measured, (2) the amount which may be earned by the participant based on the achievement, or the level of achievement, of the Performance Goals or the formula by which such amount shall be determined and (3) such other terms and conditions applicable to the Award as the Plan Administrator may, in its discretion, determine to include therein. The terms so established by the Plan Administrator shall be objective such that a third party having knowledge of the relevant facts could determine whether or not any Performance Goal has been achieved, or the extent of such achievement, and the amount, if any, which has been earned by the participant based on such performance. The Plan Administrator may retain the discretion to reduce (but not to increase) the amount of a Performance Share Award which will be earned based on the achievement of Performance Goals. When the Performance Goals are established, the Plan Administrator shall also specify the manner in which the level of achievement of such Performance Goals shall be calculated and the weighting assigned to such Performance Goals. The Plan Administrator may determine that unusual items or certain specified events or occurrences, including changes in accounting standards or tax laws and the effects of extraordinary items as defined by generally accepted accounting principles, shall be excluded from the calculation to the extent permitted in Section 162(m) of the Code.

(b)

Performance Goals. Performance Goals shall mean one or more preestablished, objective measures of performance during a specified Performance Period, selected by the Plan Administrator in its discretion. Performance Goals may be based upon one or more of the following objective performance measures and expressed in either, or a combination of, absolute or relative values: earnings per share, earnings per share growth, net income, net income growth, revenue growth, revenues, expenses, return on equity, return on total capital, return on assets, earnings (including EBITDA and EBIT), cash flow, operating cash flow, share price, economic value added, gross margin, operating income, market share or total shareholder return. Performance Goals based on such performance measures may be based either on the performance of the Company, a Subsidiary or Subsidiaries, any branch, department, business unit or other portion thereof under such measure for the Performance Period and/or upon a comparison of such performance with the performance of a peer group of corporations, prior Performance Periods or other measure selected or defined by the Plan Administrator at the time of making a Performance Share Award. The Plan Administrator may in its discretion also determine to use other objective performance measures as Performance Goals and/or other terms and conditions even if such Performance Share Award would not qualify under Section 162(m) of the Code, provided that the Plan Administrator identifies the Performance Share Award as non-qualifying at the time of Award.

(c)	Plan Administrator Certification. Following completion of the applicable Performance Period, and prior to any payment of a Performance Share Award to the participant, the Plan Administrator shall determine in accordance with the terms of the Performance Share Award and shall certify in writing whether the applicable Performance Goal or Goals were achieved, or the level of such achievement, and the amount, if any, earned by the participant based upon such performance. For this purpose, approved minutes of the meeting of the Plan Administrator at which certification is made shall be sufficient to satisfy the requirement of a written certification. Performance Share Awards are not intended to provide for the deferral of compensation, such that payment of Performance Share Awards shall be paid within two and one-half months following the end of the calendar year in which the Performance Period ends or such other time period if and to the extent as may be required to avoid characterization of such Awards as deferred compensation.

Section 13. Tax Withholding.

(a)	To the extent required by applicable Federal, state, local or foreign law, the participant or his successor shall make arrangements satisfactory to the Company, in its discretion, for the satisfaction of any withholding tax obligations that arise in connection with an Award. The Company shall not be required to issue any shares of Stock or make any cash or other payment under the Plan until such obligations are satisfied. If a participant makes a disposition of shares acquired upon the exercise of an Incentive Stock Option within either two years after the Option was granted or one year after its exercise by the participant, the participant shall promptly notify the Company and the Company shall have the right to require the participant to pay to the Company an amount sufficient to satisfy federal, state and local tax withholding requirements. The Company is authorized to withhold from any Award granted or any payment due under the Plan, including from a distribution of shares of Stock, amounts of withholding taxes due with respect to an Award, its exercise or any payment thereunder, and to take such other action as the Plan Administrator may deem necessary or advisable to enable the Company and participants to satisfy obligations for the payment of such taxes. This authority shall include authority to withhold or receive shares of Stock, Awards or other property and to make cash payments in respect thereof in satisfaction of such tax obligations.

(b)	A participant who is obligated to pay the Company an amount required to be withheld under applicable tax withholding requirements may pay such amount (i) in cash; (ii) in the discretion of the Plan Administrator, through the delivery to the Company of previously-owned shares of Stock having an aggregate Fair Market Value on the date on which the amount of tax to be withheld is determined which does not exceed the amount of tax required to be withheld (based on the statutory minimum withholding rates for federal and state tax purposes, including payroll taxes), provided that the previously owned shares delivered in satisfaction of the withholding obligations must have been held by the participant for at least six (6) months; or (iii) in the discretion of the Plan Administrator, through a combination of the procedures set forth in subsections (i) and (ii) of this Section 13(b).

(c)	A participant who is obligated to pay to the Company an amount required to be withheld under applicable tax withholding requirements in connection with either the exercise of a Non-Qualified

Stock Option, or the receipt of a Restricted Stock Award, Stock Award or Performance Share Award under the Plan may, in the discretion of the Plan Administrator, elect to satisfy this withholding obligation, in whole or in part, by requesting that the Company withhold shares of stock otherwise issuable to the participant having a Fair Market Value on the date on which the amount of tax to be withheld is determined which does not exceed the amount of tax required to be withheld (based on the statutory minimum withholding rates for federal and state tax purposes, including payroll taxes); provided, however, that shares may be withheld by the Company only if such withheld shares have vested. Any fractional amount shall be paid to the Company by the participant in cash or shall be withheld from the participant’s next regular paycheck.

(d)	An election by a participant to have shares of stock withheld to satisfy federal, state and local tax withholding requirements pursuant to Section 13(c) must be in writing and delivered to the Company prior to the date on which the amount of tax to be withheld is determined.

Section 14. Adjustment of Number and Price of Shares.

Any other provision of the Plan notwithstanding:

(a)	If, through, or as a result of, any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, the Plan Administrator shall make an appropriate or proportionate adjustment in (i) the number of Stock Options, Stock Appreciation Rights and Performance Share Awards that can be granted to any one individual participant, (ii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, (iii) the price for each share subject to any then outstanding Stock Options, Stock Appreciation Rights and other purchase rights under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of shares) as to which such Stock Options remain exercisable, and (iv) the number of shares which may be issued under the Plan but are not then subject to Awards. The adjustment by the Plan Administrator shall be final, binding and conclusive.

(b)	If the outstanding shares of the Stock shall be changed in value by reason of any spin-off, split-off or split-up, or dividend in partial liquidation, dividend in property other than cash, or extraordinary distribution to shareholders of the Stock, (i) the Plan Administrator shall make any adjustments to any then outstanding Stock Option, Stock Appreciation Right, Restricted Stock Award, Performance Share Award or other stock Award which it determines are equitably required to prevent dilution or enlargement of the rights of participants which would otherwise result from any such transaction, and (ii) unless otherwise determined by the Plan Administrator in its discretion, any stock, securities, cash or other property distributed with respect to any shares of Restricted Stock held in escrow or for which any shares of Restricted Stock held in escrow shall be exchanged in any such transaction shall also be held by the Company in escrow and shall be subject to the same restrictions as are applicable to the shares of Restricted Stock in respect of which such stock, securities, cash or other property was distributed or exchanged.

(c)	No adjustment or substitution provided for in this Section 14 shall require the Company to issue or to sell a fractional share under any Award agreement and the total adjustment or substitution with respect to each Award agreement shall be limited accordingly.

Section 15. Definition of Change of Control. For purposes of this Plan, “Change of Control” shall mean the occurrence of any of the following events:

(a)

The acquisition, other than from the Company, by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Act) (a “Person”) (other than the Company, a Subsidiary or any of their respective benefit plans or affiliates [within the meaning of Rule 144 under the Securities Act of 1933, as amended]) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Act) of 30% or more of either (i) the then outstanding shares of Stock (the “Outstanding Stock”) or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Company Voting Securities”); or

(b)	Individuals who, as of the Effective Date, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board, provided that any individual becoming a director subsequent to the Effective Date whose election or nomination for election by the Company’s stockholders was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of the Company (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Act); or

(c)	Approval by the stockholders of the Company of a reorganization, merger or consolidation or similar form of corporate transaction, involving the Company or any of its Subsidiaries (a “Business Combination”), in each case, with respect to which all or substantially all of the individuals and entities who were the respective beneficial owners of the Outstanding Stock and Company Voting Securities immediately prior to such Business Combination do not, immediately following such Business Combination, beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination in substantially the same proportion as their ownership immediately prior to such Business Combination of the Outstanding Stock and Company Voting Securities, as the case may be; or

(d)	(A) Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company or (B) sale or other disposition of all or substantially all of the assets of the Company other than to a corporation with respect to which, following such sale or disposition, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors is then owned beneficially, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Stock and Company Voting Securities immediately prior to such sale or disposition in substantially the same proportion as their ownership of the Outstanding Stock and Company Voting Securities, as the case may be, immediately prior to such sale or disposition.

Section 16. Consequences of a Change of Control.

(a)

Upon a Change of Control, (i) each outstanding Option, SAR and Performance Share Award shall be assumed by the Acquiring Company (as defined below) or parent thereof or replaced with a comparable option or right to purchase or to be awarded shares of the capital stock, or equity equivalent instrument, of the Acquiring Company or parent thereof, or other comparable rights (such assumed and comparable options and rights, together, the “Replacement Options”), and (ii) each share of Restricted Stock shall be converted to a comparable restricted grant of capital stock, or equity equivalent instrument, of the Acquiring Corporation or parent thereof or other comparable restricted property (such assumed and comparable, restricted grants, together, the “Replacement Restricted Stock”); provided, however, that it the Acquiring Corporation or parent thereof does not agree to grant Replacement Options and Replacement Restricted Stock, then all outstanding Options and SARs which have been granted under the Plan and which are not exercisable as of the effective date of the Change of Control shall automatically accelerate and become exercisable immediately prior to the effective date of the Change of Control, and the Performance Period with respect to all Performance Share Awards shall end on the day prior to the effective date of the Change of Control and become payable to the extent the Performance Goals were achieved, and all restrictions and conditions on any Restricted Stock or other stock Award shall lapse upon the effective date of the Change of Control. The term “Acquiring Corporation” means the surviving, continuing, successor or purchasing corporation, as the case may be. The Board may determine, in its discretion, (but shall not be obligated to do so) that in lieu of the issuance of Replacement Options, all holders of outstanding Options and SARs which are exercisable immediately prior to a Change of Control (including those that become exercisable under this Section 16(a)) will be required to surrender them in exchange for a payment by the Company, in cash or Stock as determined by the Board, of an amount equal to the amount (if any) by which the per share value of Stock subject to unexercised Options or SARs (determined by the Board in good faith, based on the applicable price in the transaction giving rise to the Change of Control, and such other considerations as the Board deems appropriate) exceeds the exercise price of those Options or SARs (where Options and SARs are issued in tandem, such payment to be made only with respect to a single underlying share of Stock upon surrender of each tandem pair of Options and SARs), with such payment to take place as of the date of the Change of Control or such other date as the Board may prescribe.

(b)	Any Options, SARs or Performance Share Awards that are not assumed or replaced by Replacement Options, exercised or cashed out prior to or concurrent with a Change of Control will terminate effective upon the Change of Control or at such other time as the Board deems appropriate.

(c)	Notwithstanding anything in the Plan to the contrary, in the event of a Change of Control, no action described in the Plan shall be taken (including, without limitation, actions described in subsections (a) and (b) above) if such actions would make the Change of Control ineligible for “pooling of interests” accounting treatment or would make the Change of Control ineligible for desired tax treatment if, in the absence of such actions, the Change of Control would qualify for such treatment and the Company intends to use such treatment with respect to such Change of Control.

Section 17. Amendment and Discontinuance. The Board of Directors may alter, amend, suspend or discontinue the Plan, provided that no such action shall deprive any person without such person’s consent of any rights theretofore granted pursuant hereto; provided further that no amendment of the Plan shall be made without shareholder approval (1) if the effect of the amendment is (a) to make any changes in the class of employees eligible to receive Incentive Stock Options under the Plan, (b) to increase the number of shares with respect to which Incentive Stock Options may be granted under the Plan or (2) if shareholder approval of the amendment is at the time required (i) by the rules of any stock exchange on which the Stock may then be listed or (ii) for Options, SARs and Performance Share Awards granted under the Plan to qualify as “performance based compensation” as then defined in the regulations under Section 162(m) of the Code.

Section 18. Compliance with Governmental Regulations. Notwithstanding any provision of the Plan or the terms of any agreement entered into pursuant to the Plan, the Company shall not be required to issue any shares hereunder prior to registration of the shares subject to the Plan under the Securities Act of 1933 or the Act, if such registration shall be necessary, or before compliance by the Company or any participant with any other provisions of either of those acts or of regulations or rulings of the Securities and Exchange Commission thereunder, or before compliance with other federal and state laws and regulations and rulings thereunder, including the rules any applicable exchange or of the NASDAQ Stock Market. The Company shall use its best efforts to effect such registrations and to comply with such laws, regulations and rulings forthwith upon advice by its counsel that any such registration or compliance is necessary.

Section 19. Compliance with Section 16. With respect to persons subject to Section 16 of the Act by reason of their service with the Company or its Subsidiaries, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 (or any successor rule) and shall be construed to the fullest extent possible in a manner consistent with this intent. To the extent that any Award fails to so comply, it shall be deemed to be modified to the extent permitted by law and to the extent deemed advisable by the Plan Administrator in order to comply with Rule 16b-3.

Section 20. Participation by Foreign Nationals. The Plan Administrator may, in order to fulfill the purposes of the Plan and without amending the Plan, determine the terms and conditions applicable to Awards to foreign nationals or United States citizens employed abroad in a manner otherwise inconsistent with the Plan if it deems such terms and conditions necessary in order to recognize differences in local law or regulations, tax policies or customs.

Section 21. Termination of Plan. The Plan shall terminate on, and no Awards may be granted after, May 24, 2016, subject to earlier termination by the Board. Termination of the Plan shall not affect previous Awards under the Plan. Absent additional shareholder approval, no Performance Share Awards intended to qualify as “performance-based compensation” under Section 162(m) of the Code may be granted under the Plan subsequent to the Company’s annual meeting of stockholders in 2011.

Please Mark here for Address Change or Comments SEE Reverse SIDE	☐
FOR	AGAINST	ABSTAIN

1. The election of two (2) persons as Class A Directors.	2. To approve the adoption at the iGate Corporation 2006 Stock Incentive Plan.	☐	☐	☐

NOMINEES 01 Gordon Garnett 02 Michael Borty

FOR the nominees listed (accept as marked to the contrary)	WITHHOLD AUTHORITY to vote for the nominees listed)

☐	☐	In their discretion, the proxy holders are authorized to vote upon such matters as may properly come before the Annual Meeting or any adjournment or postponement thereof.
Unless otherwise specified, this proxy will be voted FOR Proposal 1 and Proposal 2.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy State-Dent.

PLEASE SIGN, DATE AND RETURN TOUR PROXY PROMPTLY IN THE ENCLOSED ENVELOPE NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

NOTE: Please sign name(s) exactly as printed hereon,, Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If the signer is a corporation or partnership, please sign the full corporate or partnership name and indicate title as duly authorized officer or partner.

____________________________________________________
Signature

_____________________________________________________________________
Corporation Name/Title

Dated ____________,2006.

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Vote by Internet or Telephone or Mail

24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet http://www.proxyvoting.com/igte	OR	Telephone 1-866-540-S760	OR	Mail
Use the internet to vote your proxy. Have your proxy card in hand when you access the web site.		Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.		Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone,

you do NOT need to mail back your proxy card.

iGATE CORPORATION

This Proxy is Solicited on Behalf of the Board of Directors

The signer hereto appoints Sunil Wadhwani and Ashok Trivedi and each of them, acting singly, proxies of the signer with power to appoint a substitute and hereby authorizes them to represent and to vote all shares of Common Stock, par value $.01 per share, of iGate Corporation (the “Company”) which the signer would be entitled to vote if present at the Annual Meeting of Shareholders of the Company to be held on May 25, 2006, at 8:30 AM at the Four Points Sheraton Hotel, Pittsburgh Airport, One Industry Lane, Pittsburgh, Pennsylvania, and at any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE BOARD’S NOMINEES TO THE BOARD OF DIRECTORS AND FOR THE APPROVAL OF THE iGATE CORPORATION 2006 STOCK INCENTIVE PLAN AND EACH OF THE MATTERS SUBMITTED BY THE BOARD FOR VOTE BY THE SHAREHOLDERS AND, IN THEIR DISCRETION. THE PROXIES WILL BE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

(IMPORTANT-TO BE SIGNED AND DATED ON REVERSE SIDE)

Address Change/Comments (Mark the corresponding box on (the reverse side)

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